                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 14a-11(c) or 14a-12

                          Nextel Communications, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

    [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

[NEXTEL LOGO]                                                NEXTEL COMMUNICATIONS, INC.
                                                             1505 Farm Credit Drive, McLean, VA 22102
                                                             703-394-3000

                                                     April 10, 1998

To Our Stockholders:

     On behalf of the Board of Directors of Nextel Communications, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at Sheraton Premier at Tysons Corner, 8661 Leesburg Pike (Route 7), Vienna, Virginia 22182 on Thursday, May 14, 1998 at 10:00 a.m., local time. A Notice of Annual Meeting, form of proxy and a proxy statement containing information about the matters to be acted upon at the Annual Meeting are enclosed.

     We urge you to attend the Annual Meeting. Your participation in the affairs of the Company is important. The Annual Meeting is an excellent opportunity for the Company's management to discuss the Company's progress with you in person.

     Whether in person or by proxy, it is important that your shares be represented at the Annual Meeting. To ensure your participation in the Annual Meeting, regardless of whether you intend to attend in person, please complete, sign, date and return the enclosed proxy promptly. If you attend the Annual Meeting, you may revoke your proxy at that time and vote in person, if you wish, even if you have previously returned your form of proxy.

     We look forward to seeing you on May 14.

                                               Sincerely,

                                               /s/ DANIEL F. AKERSON
                                               Daniel F. Akerson
                                               Chairman of the Board and
                                               Chief Executive Officer

                                [NEXTEL LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 14, 1998

     Notice is hereby given that the Annual Meeting of Stockholders of Nextel Communications, Inc. (the "Company") will be held on May 14, 1998 at 10:00 A.M. local time at:

                       Sheraton Premier at Tysons Corner
                       8661 Leesburg Pike (Route 7)
                       Vienna, Virginia 22182

     The purpose of the meeting is:

        (1) To elect three directors of the Company to hold office for a three-year term ending on the date of the third succeeding Annual Meeting of Stockholders of the Company and until their respective successors shall have been duly elected and qualified;

        (2) To consider and vote upon a proposal to approve the Company's Amended and Restated Incentive Equity Plan, as amended and restated as of March 24, 1998, which incorporates amendments to, among other things, increase from 24,000,000 to 45,000,000 the number of shares of the Company's Class A Common Stock that may be issued or transferred thereunder;

        (3) To ratify the appointment of Deloitte & Touche LLP as the firm of independent auditors to audit the consolidated financial statements of the Company and its subsidiaries for 1998; and

        (4) To consider and take action upon any other business that may properly come before the meeting or any adjournment thereof.

     The Board of Directors of the Company has fixed the close of business on March 27, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING BY FOLLOWING THE PROCEDURES SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ DANIEL F. AKERSON
                                          DANIEL F. AKERSON
                                          Chairman of the Board

McLean, Virginia
April 10, 1998

                          NEXTEL COMMUNICATIONS, INC.
                             1505 FARM CREDIT DRIVE
                             MCLEAN, VIRGINIA 22102
                                 (703) 394-3000

                            ------------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 14, 1998
                            ------------------------

                              GENERAL INFORMATION

     This Proxy Statement is being furnished to stockholders of Nextel Communications, Inc., a Delaware corporation (the "Company"), in connection with the Annual Meeting of Stockholders of the Company to be held at the Sheraton Premier at Tysons Corner, 8661 Leesburg Pike (Route 7), Vienna, Virginia 22182, on Thursday, May 14, 1998 at 10:00 a.m. local time, and any adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to consider and vote upon the election of directors and proposals to approve and ratify, as appropriate, the adoption of the Company's Amended and Restated Incentive Equity Plan, as amended and restated as of March 24, 1998 (the "Incentive Equity Plan") and to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for 1998.

SOLICITATION, USE AND REVOCATION OF PROXIES

     The accompanying proxy is solicited by the Company's Board of Directors (the "Board of Directors") for use at the Annual Meeting. A proxy may be revoked at any time prior to its use by: (1) delivering to the General Counsel of the Company a signed notice of revocation or a later dated proxy, (2) attending the Annual Meeting and voting in person or (3) giving notice of revocation of the proxy at the Annual Meeting. Attendance at the Annual Meeting will not in itself constitute the revocation of a proxy. Prior to the Annual Meeting, any written notice of revocation should be sent to Nextel Communications, Inc., 1505 Farm Credit Drive, McLean, VA 22102, Attention: General Counsel. Any notice of revocation that is delivered at the Annual Meeting should be hand delivered to the General Counsel of the Company at or before the taking of the vote. A stockholder may be requested to present such documents as shall be reasonably requested for the purpose of establishing such stockholder's identity. This Proxy Statement, the accompanying proxy card and the 1997 Annual Report to Stockholders are being mailed or otherwise distributed to stockholders on or about April 10, 1998.

     The shares represented by properly executed proxies will be voted in accordance with the instructions indicated on such proxies. It is intended that the shares represented by proxies on which no instructions have been indicated will be voted "FOR" the election of the nominees for director named herein or such substitute nominees as the Board of Directors may designate, "FOR" the proposal to approve the amendment to the Incentive Equity Plan and "FOR" ratification of Deloitte & Touche LLP as the firm of independent auditors to audit the consolidated financial statements of the Company and its subsidiaries for 1998, and at the discretion of the persons named as proxies on all other matters that may properly come before the Annual Meeting.

RECORD DATE, VOTING RIGHTS AND OUTSTANDING SHARES

     The Board of Directors has fixed the close of business on March 27, 1998 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof (the "Record Date"). Only holders of record of the Company's Class A Common Stock, par value $0.001 per share (the "Class A Common Stock") and the Company's Class A Convertible Redeemable Preferred Stock, par value $0.01 per share (the "Class A Preferred Stock") on the Record Date are entitled to vote at the Annual Meeting. Each holder of record of Class A Common Stock at the close of business on the Record Date is entitled to one vote per share on each matter to be voted upon by the stockholders at the Annual Meeting other than the election of the director nominated by the holder of the Class A Preferred Stock (the "Class A Preferred Director"). The holder of record of the Class A Preferred Stock at the close of business on the Record Date is entitled to one vote per share of Class A Common Stock into which its shares of Class A Preferred Stock are convertible on the Record Date. The holder of Class A Preferred Stock, in its capacity as such, is entitled to vote together with the holders of Class A Common Stock on each matter to be voted upon at the Annual Meeting other than the election of directors. The holder of the Class A Preferred Stock is entitled, in its capacity as such, to vote as a separate class on the election of the Class A Preferred Director. As of the Record Date, there were 252,944,417 shares of Class A Common Stock issued and outstanding and 7,905,981 shares of Class A Preferred Stock (convertible into 23,717,943 shares of Class A Common Stock) issued and outstanding.

QUORUM, VOTING REQUIREMENTS AND EFFECT OF ABSTENTIONS AND NON-VOTES

     At the Annual Meeting, inspectors of election will determine the presence of a quorum and tabulate the results of the voting by stockholders. The holders of a majority of the total number of outstanding shares of stock that are entitled to vote at the meeting must be present in person or by proxy in order to have the quorum that is necessary for the transaction of business at the Annual Meeting. The inspectors will treat properly executed proxies marked "ABSTAIN" or required to be treated as "non-votes" as present for purposes of determining whether there is a quorum at the Annual Meeting. A "non-vote" occurs when a broker or nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     The two nominees for director (other than the Class A Preferred Director) who receive a plurality of the votes cast by the holders of the Class A Common Stock, voting as a separate class, and the nominee for Class A Preferred Director who receives a plurality of the votes cast by the holder of the Class A Preferred Stock, voting as a separate class, in each case in person or by proxy at the Annual Meeting, will be elected. All other matters will require the approval of a majority of the votes cast by the Class A Common Stock and the Class A Preferred Stock, voting as a single class, in person or by proxy at the Annual Meeting. Abstentions and non-votes will have the same effect as a vote against the proposal to amend the Incentive Equity Plan, and the proposal to ratify the appointment of the independent auditors.

                             ELECTION OF DIRECTORS

                                (PROPOSAL NO. 1)

     Pursuant to the Company's By-Laws, the Board of Directors is divided into three classes of directors, with each class having a number of directors as nearly equal as possible and with the terms of each class expiring in a different year. Pursuant to the terms of the Class A Preferred Stock, the holder of the Class A Preferred Stock is entitled to elect three Class A Preferred Directors or such greater number as is necessary to cause the total number of Class A Preferred Directors to equal 25% of the total number of members of the Board of Directors. In electing such directors, the holder of the Class A Preferred Stock votes separately as a class. The Class A Preferred Directors are to be allocated as equally as possible among the Company's three classes of directors. There is currently no Class A Preferred Director allocated to the class of directors whose terms end in 2000. Pursuant to the terms of the Class A Preferred Stock, Digital Radio, L.L.C. (the "McCaw Investor"), as the sole holder of the Class A Preferred Stock, is entitled to nominate another designee to such class of directors. As of the date hereof, the McCaw Investor has not nominated another designee to the Board of Directors, although it may make such designation and act to elect such nominee at any time. The holders of the Class A Common Stock are not entitled to vote for the Class A Preferred Directors and the holder of Class A Preferred Stock, in its capacity as such, is not entitled to vote in the election of members of the Board of Directors other than the Class A Preferred Directors.

     The McCaw Investor, in its capacity as the sole holder of the Class A Preferred Stock, has informed the Company that it intends to vote all of its Class A Preferred Stock to elect the Class A Preferred Director-nominee named in the following table. It is intended that valid proxies received will be voted, unless contrary instructions are given, to elect the other two nominees named in the following table. Should any nominee decline or be unable to accept such nomination to serve as a director, an event that the Company does not currently anticipate, the persons named in the enclosed proxy reserve the right, in their discretion, to vote for a lesser number of or for substitute nominees designated by the Board of Directors, to the extent consistent with the Company's Amended and Restated Certificate of Incorporation and its By-Laws.

     Each of the two nominees for director to be elected by the holders of Class A Common Stock is currently a member of the Board of Directors and, if elected, will hold office until the 2001 Annual Meeting of Stockholders and until his respective successor is duly elected and qualified. The nominee for Class A Preferred Director is currently a member of the Board of Directors and, if elected, will hold office until the 2001 Annual Meeting of Stockholders and until his successor is duly elected and qualified. The incumbent directors who are not standing for election at the Annual Meeting are to serve until the end of their respective terms as specified in the following table and until their respective successors are duly elected and qualified.


                                    DIRECTOR      POSITIONS WITH THE
          NAME               AGE     SINCE             COMPANY                  COMMITTEES
-------------------------    --       ----      ----------------------    -----------------------
NOMINEES FOR DIRECTORS TO
HOLD OFFICE UNTIL 2001
-------------------------
Keith Bane                   58       1995      Director                  Interested Party
Craig O. McCaw*              48       1995      Director                  Operations
Masaaki Torimoto             55       1995      Director                  Compensation
DIRECTORS HOLDING OFFICE
  UNTIL 2000
-------------------------
William E. Conway, Jr.       48       1997      Director                  Audit and Interested
                                                                          Party
Keisuke Nakasaki             56       1995      Director                  Audit
Morgan E. O'Brien            53       1987      Vice Chairman of the      Operations and
                                                Board                     Nominating
DIRECTORS HOLDING OFFICE
  UNTIL 1999
-------------------------
Daniel F. Akerson            49       1996      Chairman of the Board     Operations and
                                                Of Directors and Chief    Nominating
                                                Executive Officer
Timothy M. Donahue           49       1996      President, Chief
                                                Operating Officer and
                                                Director
Frank M. Drendel             53       1997      Director                  Compensation
Dennis M. Weibling*          47       1995      Director                  Audit, Compensation,
                                                                          Nominating, Operations
                                                                          and Interested Party

---------------

 *  Class A Preferred Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" INCUMBENT DIRECTORS KEITH BANE AND MASAAKI TORIMOTO.

INFORMATION CONCERNING NOMINEES FOR ELECTION AND INCUMBENT DIRECTORS

     Based upon information received from the respective directors, set forth below is information with respect to the individuals who are nominees for election to the Board of Directors and the incumbent directors of the Company who are not standing for election at the Annual Meeting.

     NOMINEES FOR ELECTION AS DIRECTORS TO HOLD OFFICE UNTIL THE 2001 ANNUAL MEETING OF STOCKHOLDERS

     KEITH BANE. Mr. Bane has served as a director of the Company since July 31, 1995. Since March 1997, Mr. Bane has been Executive Vice President and President, Americas Region of Motorola, Inc. ("Motorola"). From August 1994 to March 1997, Mr. Bane has been Executive Vice President and Chief Corporate Staff Officer of Motorola. From 1973 to August 1994, Mr. Bane held various senior management positions with Motorola.

     CRAIG O. MCCAW. Mr. McCaw has served as a director of the Company since July 31, 1995. Since 1994, Mr. McCaw has been Chairman of the Board and Chief Executive Officer of Eagle River, Inc., a company formed to make strategic investments in telecommunications ventures ("Eagle River"), and since 1995, Chairman of the Board of the McCaw Investor, a company formed for the purpose of making an equity investment in the Company. Mr. McCaw also currently serves as Chairman of the Board of NEXTLINK Communications, Inc. and Teledesic Corporation. From 1974 to September 1994, Mr. McCaw served as Chairman of the Board and Chief Executive Officer of McCaw Cellular Communications, Inc. ("McCaw Cellular"), which was sold to AT&T Corp. ("AT&T") in August 1994. From March 1990 to November 1994, Mr. McCaw served as Chairman of the Board and Chief Executive Officer of LIN Broadcasting Company. Mr. McCaw is an appointee to the President's National Security Telecommunications Advisory Committee.

     MASAAKI TORIMOTO. Mr. Torimoto has served as a director of the Company since February 28, 1995. Mr. Torimoto has been Corporate Vice President of Panasonic Communications & Systems Company ("Panasonic") and President of Panasonic Telecommunication Systems Company, subsidiaries of Matsushita Electric Corporation of America ("Matsushita Electric") since January 1997. From July 1996 to December 1996, Mr. Torimoto served as Corporate Vice President of Panasonic. From January 1995 to June 1996, Mr. Torimoto was employed by Matsushita Electric and served as the Chief Liaison between Matsushita Communication Industrial Co. Ltd. ("Matsushita") and the Company. From June 1994 to December 1994, Mr. Torimoto served as Director of Marketing and Product Planning for the Company. From June 1992 to May 1994, Mr. Torimoto was a Corporate Vice President and General Manager, Marketing at Matsushita Communication Industrial Corp. of America, a subsidiary of Matsushita.

     DIRECTORS HOLDING OFFICE UNTIL THE 2000 ANNUAL MEETING OF STOCKHOLDERS

     WILLIAM E. CONWAY, JR. Mr. Conway has served as a director of the Company since February 12, 1997. Since 1987, Mr. Conway has been Managing Director of the Carlyle Group. Mr. Conway currently serves as a director of GTS Duratek, Inc., Tracor, Inc. and Howmet International, Inc.

     KEISUKE NAKASAKI. Mr. Nakasaki has served as a director of the Company since July 31, 1995. Since July 1995, Mr. Nakasaki has been President and Chief Executive Officer of NTT America, Inc. ("NTT America"), a subsidiary of Nippon Telegraph and Telephone Corporation ("NTT") of Japan. From December 1992 to July 1995, Mr. Nakasaki served as a director of Thai Telephone and Telecommunications Public Co., Ltd.

     MORGAN E. O'BRIEN. Mr. O'Brien has served as a director of the Company since co-founding the Company in 1987. Since March 6, 1996, Mr. O'Brien has served as Vice Chairman of the Board of Directors. From 1987 to March 5, 1996, Mr. O'Brien served as Chairman of the Board of Directors and from 1987 to October 16, 1994, Mr. O'Brien also served as General Counsel of the Company. Mr. O'Brien currently serves as a director of Cellular Telecommunications

Industry Association, a leading wireless communications trade association, and American Mobile Telecommunications Association, a leading Specialized Mobile Radio ("SMR") trade association.

     DIRECTORS HOLDING OFFICE UNTIL THE 1999 ANNUAL MEETING OF STOCKHOLDERS

     DANIEL F. AKERSON. Mr. Akerson has served as Chairman of the Board of Directors and Chief Executive Officer since joining the Company on March 6, 1996. From 1993 until March 5, 1996, Mr. Akerson served as a general partner of Forstmann Little & Co., a private investment firm ("Forstmann Little"). While serving as a general partner of Forstmann Little, Mr. Akerson also held the positions of Chairman of the Board and Chief Executive Officer of General Instrument Corporation, a technology company acquired by Forstmann Little. From 1983 to 1993, Mr. Akerson held various senior management positions with MCI Communications Corporation, including president and chief operating officer. Mr. Akerson currently serves as a director of the American Express Company and America OnLine, Inc.

     FRANK M. DRENDEL. Mr. Drendel has served as a director of the Company since August 20, 1997. Mr. Drendel has served as Chairman and Chief Executive Officer of CommScope, Inc., a manufacturer of coaxial cable and supplier of high-performance electronics cables, since 1976. Mr. Drendel currently serves as a director of General Instrument Corporation which provides broadband transmission, distribution and access control technologies in cable, satellite and terrestrial broadcasting applications.

     TIMOTHY M. DONAHUE. Mr. Donahue has served as President of the Company since joining the Company on February 1, 1996, and as a director of the Company since June 18, 1996. On February 29, 1996, Mr. Donahue was elected by the Board of Directors to the additional position of Chief Operating Officer of the Company. From 1986 to January 1996, Mr. Donahue held various senior management positions with AT&T Wireless Services, Inc. (formerly McCaw Cellular; "AT&T Wireless"), most recently regional president for the Northeast.

     DENNIS M. WEIBLING. Mr. Weibling has served as a director of the Company since July 31, 1995. From October 1995 to March 1996, Mr. Weibling served as the Company's acting Chief Executive Officer. Since 1993, Mr. Weibling has been President of Eagle River. From 1981 to 1993, Mr. Weibling was a shareholder of Clark, Nuber and Co., P.S., a public accounting firm in Bellevue, Washington. Mr. Weibling currently serves as a director of NEXTLINK Communications, Inc., Teledesic Corporation and Cable Plus, Inc.

INFORMATION REGARDING CERTAIN DIRECTORSHIPS

     In connection with a number of the Company's transactions, the Company granted parties to certain of such transactions the right to nominate persons for election to the Company's Board of Directors. Additionally, the Company has agreed to limit the size of the Board of Directors to a maximum of sixteen members.

     Mr. Torimoto's directorship is connected with Matsushita's $45,000,000 investment in 3,000,000 shares of Class A Common Stock made pursuant to the Stock Purchase Agreement dated as of December 9, 1991 between the Company and Matsushita and certain related agreements (collectively, the "Matsushita Stock Purchase Agreement"). The Matsushita Stock Purchase Agreement provides, among other matters, that Matsushita is entitled, subject to certain conditions, to nominate one person for election to the Board of Directors for as long as Matsushita or its affiliates continue to own at least 1,500,000 shares of Class A Common Stock.

     Mr. Nakasaki's directorship is connected with NTT's investment in the Company. On January 20, 1994, the Company and NTT entered into a Stock Purchase Agreement (the "NTT Stock Purchase Agreement"), and NTT America and the Company entered into a Technical Services Agreement. Under the terms of the NTT Stock Purchase Agreement, NTT purchased 1,532,959 shares of Class A Common Stock for $75,000,000, or $48.925 per share, on April 4, 1994. Pursuant to the NTT Stock Purchase Agreement, so long as NTT owns all or substantially all of such shares, NTT is entitled to nominate one person to serve on the Board of Directors.

     The directorships of Messrs. McCaw and Weibling are connected with the McCaw Investor's investment in the Company. Pursuant to the terms of the Class A Preferred Stock, the McCaw Investor, as the sole holder of the Class A Preferred Stock, is entitled to elect three directors or such greater number as is necessary to cause the total number of directors elected by the holder of Class A Preferred Stock to equal 25% of the total number of members of the Board of Directors. Currently, the McCaw Investor has designated only two directors. In electing such directors, the holder of the Class A Preferred Stock votes separately as a class. The directors elected by the holder of the Class A Preferred Stock are to be allocated as equally as possible among the Company's three classes of directors. Accordingly, such directors have been allocated to differing classes. The McCaw Investor, as the sole holder of the Class A Preferred Stock, is entitled to elect the Class A Preferred Directors unless, as a result of a sale, transfer or other disposition, it holds equity securities of the Company having less than 5% of the aggregate voting power required to elect the Board of Directors. The McCaw Investor has also agreed not to vote shares of Class A Common Stock held by it for the election of any nominees for director other than those endorsed by at least 80% of the members of the then-current Board of Directors (excluding any such members who are representatives of the McCaw Investor). The McCaw Investor has agreed to cast its votes for such nominees in the same proportions as the votes cast by the Company's other stockholders.

     Mr. Bane's directorship is connected with Motorola's investment in the Company. Pursuant to the terms of the Contribution and Merger Agreement, dated as August 4, 1994, as amended, by and among the Company, Motorola, ESMR, Inc. and ESMR Sub, Inc. (the "Motorola Agreement"), and subject to certain conditions, as long as Motorola owns 5% or more of the combined outstanding shares of Class A Common Stock and Class B Non-Voting Common Stock, par value $0.001 per share (the "Class B Common Stock"). Motorola is entitled to nominate two persons for election as members of the Board of Directors. Motorola has elected currently to exercise such right only with respect to one nominee.

     In connection with Mr. Akerson's employment by the Company, Mr. Akerson is entitled to be nominated to serve on the Board of Directors and to hold the position of Chairman of the Board of Directors.

COMPENSATION OF DIRECTORS

     Directors are reimbursed for direct expenses relating to their activities as members of the Board of Directors. The Company's Incentive Equity Plan was amended effective March 28, 1997, to permit grants and awards thereunder to "Nonaffiliate Directors" (as defined in the Incentive Equity Plan). Currently, the only Nonaffiliate Directors are Messrs. Conway and Drendel. During 1997, the Compensation Committee granted to each of Messrs. Conway and (prior to his appointment to the Compensation Committee) Drendel options to acquire 5,000 shares of the Company's Class A Common Stock, one-third of which vested upon the commencement of such director's term and the remaining two-thirds of which will vest in two equal installments on each of the first two anniversaries of such date. It is the Company's intention to make appropriate awards under the Incentive Equity Plan to each Nonaffiliate Director upon such person's election to the Board. Commencing in 1997, the Company also began providing an annual retainer in the amount of $20,000 payable to each of the Nonaffiliate Directors on the Board.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of beneficial ownership and reports of changes in beneficial ownership of Class A Common Stock and other equity securities of the Company. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish the Company with copies of all reports filed with the Commission pursuant to Section 16(a).

     Based solely upon a review of Forms 3, Forms 4 and Forms 5 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) during the year ended December 31, 1997, and written representations of certain of its directors and executive officers that no Forms 5 were required to be filed, the Company believes that all directors, executive officers, and beneficial owners of more than 10% of the Class A Common Stock have filed with the Commission on a timely basis all reports required to be filed under Section 16(a) of the Exchange Act.

                    BOARD OF DIRECTORS AND BOARD COMMITTEES

     During 1997, the Board of Directors held nine regularly scheduled and special meetings. During 1997, all directors, except for Messrs. McCaw, Torimoto, Nakasaki and Drendel, attended at least seventy-five percent (75%) of the meetings of the Company's Board of Directors and committees thereof of which they were a member. In addition to attending meetings, directors also discharge their responsibilities by review of Company reports to directors, visits to Company facilities, correspondence and telephone conferences with the Company's executive officers and others regarding matters of interest and concern to the Company.

     The Board of Directors has standing Audit, Compensation, Nominating, Operations and Interested Party committees. Pursuant to the terms of the McCaw Securities Purchase Agreement (as defined below) each committee of the Board of Directors shall include at least one Class A Preferred Director as a member. All committees report their activities, actions and recommendations to the Board of Directors as appropriate.

AUDIT COMMITTEE

     Messrs. Weibling (Chairman), Nakasaki and Conway currently are members of the Audit Committee. The Audit Committee reviews with the Company's management, the internal auditors and the independent auditors, the Company's policies and procedures with respect to internal controls; reviews significant accounting matters; approves the audited financial statements prior to public distribution; approves any significant changes in the Company's accounting principles or financial reporting practices; reviews independent auditor services; and recommends to the Board of Directors the firm of independent auditors to audit the Company's consolidated financial statements. The Audit Committee held three meetings during 1997.

COMPENSATION COMMITTEE

     Messrs. Drendel (Chairman), Torimoto and Weibling currently are members of the Compensation Committee. The Compensation Committee is (and is expected to continue to be) composed entirely of directors who are not employees of the Company or its subsidiaries. The Compensation Committee recommends to the Board of Directors the compensation and cash bonus opportunities based on the achievement of objectives set by the Compensation Committee with respect to the Chairman of the Board of Directors and Chief Executive Officer, the Vice Chairman of the Board of Directors and the President; administers the Company's compensation plans for the same executives; determines equity compensation for all employees; reviews and approves the cash compensation and bonus objectives recommended by the Chairman of the Board of Directors and Chief Executive Officer and the President for the other executive officers of the Company; and reviews various matters relating to employee compensation and benefits. The Compensation Committee administers, and makes all ongoing determinations concerning matters relevant to, the Incentive Equity Plan, the Company's Associate Stock Purchase Plan and the Company's Cash Compensation Deferral Plan. The Compensation Committee held seven meetings during 1997.

NOMINATING COMMITTEE

     The Nominating Committee was formed to recommend new members for nomination to the Board of Directors. Messrs. O'Brien (Chairman), Akerson and Weibling currently are members of the Nominating Committee. On July 27, 1995, the Company's By-Laws were amended to provide that as long as there is an Operations Committee, there shall be a Nominating Committee composed of least three members. All nominees proposed by the Nominating Committee to serve on the committees of the Board of Directors or to stand for election to the Board of Directors (other than nominees of the McCaw Investor), shall be presented by the Nominating Committee to the Operations Committee for its endorsement prior to the submission of the nominations to the Board of Directors, except that any nomination or appointment made to meet or satisfy contractual obligations of the Company that were in existence on April 4, 1995 need not be presented to the Operations Committee and need only be approved by a vote of a majority of a quorum of the Board of Directors. Nominees who receive the endorsement of the Operations Committee will be appointed to the designated committee or stand for election if approved by a quorum of the Board of Directors. Nominees who do not receive the endorsement of the Operations Committee will be appointed to the designated committee or stand for election only if approved by the lesser of a defined required vote or a majority of all of the members of the Board of Directors. The Nominating Committee met once during 1997. All nominees proposed for election to the Board of Directors during 1997 were elected by action of the full Board of Directors. The Nominating Committee has not yet adopted a policy with respect to the consideration of, nor has it instituted a formal procedure for considering, director candidates recommended by stockholders for election to the Board of Directors.

OPERATIONS COMMITTEE

     The Operations Committee was formed on July 31, 1995 in connection with the McCaw Investor's investment in the Company. Messrs. McCaw (Chairman), Akerson, O'Brien and Weibling currently are members of the Operations Committee with one additional vacancy which has not been filled. The Company's By-Laws provide that the Operations Committee shall be comprised of five members, three of whom shall be Class A Preferred Directors. Accordingly, the vacancy on the Operations Committee may only be filled by an additional Class A Preferred Director. Also, in connection with Mr. Akerson's employment by the Company, Mr. Akerson is entitled to serve as a member of the Operations Committee. The Operations Committee has the authority to formulate key aspects of the Company's business strategy, including decisions relating to the technology used by the Company to provide wireless communications services (subject to existing equipment purchase agreements); actions with respect to acquisitions relating to wireless communications services; creation and approval of operating and capital expenditure budgets, marketing, strategic and financing plans; nomination, supervision and oversight of certain executive officers of the Company; and endorsement of nominees proposed by the Nominating Committee to serve on the Board of Directors or committees thereof. The Operations Committee did not meet during 1997 but took actions by unanimous written consent on 11 occasions.

     The Board of Directors retains the power and authority to override actions taken or proposed by the Operations Committee, and in certain circumstances, to terminate the Operations Committee. The Board of Directors may override actions taken or proposed to be taken by the Operations Committee by majority vote, which would give rise to a $25,000,000 liquidated damages payment to the McCaw Investor, the commencement of accrual of a 12% dividend payable on all outstanding shares of Class A Preferred Stock, and the immediate vesting of the unvested portion of an option entitling Eagle River to purchase up to 1,000,000 shares of Class A Common Stock at an exercise price of $12.25 per share. See "Certain Relationships and Related Transactions." The Board of Directors, by a defined super-majority vote, may override actions taken or proposed by the Operations Committee, and in certain circumstances, terminate the Operations Committee without triggering the obligations described above.

INTERESTED PARTY COMMITTEE

     The Interested Party Committee was formed on July 31, 1995. Messrs. Bane (Chairman), Conway and Weibling currently are members of the Interested Party Committee. Pursuant to the Motorola Agreement as long as Motorola has the right to nominate persons for election to the Board of Directors, the Motorola nominee(s) shall serve as members of the Interested Party Committee. The Interested Party Committee has the authority to review certain significant proposed transactions between the Company and affiliated persons or entities (other than subsidiaries or other affiliated entities controlled by the Company). The members of the Interested Party Committee determined to permit certain transactions in 1997 between the Company and each of Motorola and certain controlled affiliates of Mr. McCaw to be presented to, and acted upon by, the full Board of Directors (with appropriate abstentions in each case). Accordingly, the Interested Party Committee did not meet during 1997.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Weibling, a current member of the Compensation Committee, serves as an officer of the McCaw Investor and as President of Eagle River, to which the Company paid $504,000 in 1997. In addition, Mr. Weibling is an officer of Option Acquisition, L.L.C., which purchased from the Company (for an aggregate purchase price of $25,000,000) an option to purchase up to 25,000,000 shares of Class A Common Stock at exercise prices ranging from $16.00 to $18.00. See "Certain Relationships and Related Transactions."

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee believes that the compensation levels of the Company's executive officers, who provide leadership and strategic direction for the Company, should consist of (i) base salaries that are commensurate with executives of other comparable telecommunications companies and (ii) cash bonus opportunities based on achievement of objectives set by the Compensation Committee with respect to the Chairman, the Vice Chairman and the President and by the Chief Executive Officer and the President in consultation with the Compensation Committee with respect to the other executive officers of the Company. The Compensation Committee also believes that it is important to provide the Company's executive officers with significant stock-based incentive compensation, which increases in value in direct correlation with improvement in the performance of the Company's Class A Common Stock, thereby aligning management's interest with those of the Company's stockholders.

     The Compensation Committee considers the following factors (ranked in order of importance) when determining compensation of executive officers: (i) the Company's performance measured by attainment of specific strategic objectives, stock price performance and operating results, (ii) the individual performance of each executive officer including the achievement by the executive (or such executive's functional group) of identified goals, and (iii) historical cash and equity compensation levels.

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to a publicly-held company for compensation in excess of $1,000,000 paid to such a company's chief executive officer and its four other most highly compensated executive officers, unless the plan and awards pursuant to which any portion of the compensation is paid meet certain requirements. The Incentive Equity Plan does not meet those requirements, and the Compensation Committee has determined that meeting such requirements may not necessarily be in the best interest of the Company. Accordingly, the Compensation Committee has decided not to recommend any amendment to the Incentive Equity Plan to satisfy those requirements at this time. In any event, the Company does not anticipate having taxable income against which a deduction could be taken in the near future.

CASH COMPENSATION

     The salaries of certain executive officers were initially set by their respective employment agreements, which provide that the Company may increase such executive officer's base salary throughout the term or any renewal term thereof. Each such agreement is consistent with the Company's compensation policy as set forth herein.

     As stated above, the compensation of executive officers is also based in part upon individual performance and comparative industry compensation levels. Early in each year, a performance plan is established. Each such annual plan sets forth overall goals to be achieved by the Company, as well as specific performance goals to be achieved by each of its executive officers according to his or her duties and responsibilities, for the relevant year. For 1997, the overall goals were (i) the meeting of targets relating to the acquisition and construction of antenna sites for the Company's advanced mobile communications systems employing digital technology ("Digital Mobile network"), (ii) the meeting of targets relating to the commencement of commercial service on the Digital Mobile network in identified U.S. markets and the achievement of certain Digital Mobile network coverage goals, (iii) the continuation, with Motorola, the Company's equipment supplier and the developer of the proprietary technology currently deployed by the Company in its Digital Mobile network, of system development and technology optimization activities with respect to the Digital Mobile network, (iv) the meeting of targets relating to the addition and retention of subscribers on the Digital Mobile network and relating to average subscriber revenues, (v) the continuation of the integration of acquired companies, (vi) the enhancement of strategic relationships, (vii) the meeting of cash flow, expense, and other budgetary targets and (viii) the achievement of appreciation in the Company's stock price.

     The base salaries of each of the executive officers identified below were either set by, or determined by reference to, such executives' employment agreements (see "Executive Compensation -- Employment Agreements"). Bonus compensation for such executives was determined based on a formula that ties 75% of the target bonus objective (which in most instances is established as a percentage of base salary) to the achievement by the Company of overall corporate goals (all of which were met or exceeded in 1997) and the remaining 25% of the target bonus objective to the achievement of specified individual or functional area goals. Under this formula, the executive officers' bonus amounts could be greater or less than the target bonus objective based on the Company's and the executives' performance against such goals. Applying these standards, in 1997, Mr. Akerson received a bonus in the amount of $300,000, Mr. Donahue received a bonus of $206,250, Mr. O'Brien received a bonus in the amount of $150,000, Mr. Sidman received a bonus in the amount of $137,000, and Mr. Foosaner received a bonus in the amount of $50,000. Other executive officers of the Company received salary increases and bonuses based on their achievement of overall corporate goals and individual and functional area goals during 1997. On average, the Compensation Committee believes the cash compensation for executive officers of the Company is comparable to industry salary and bonus levels.

EQUITY COMPENSATION

     The Compensation Committee administers and authorizes all grants and awards made under the Incentive Equity Plan. Periodically, the Compensation Committee authorizes grants of options to purchase Class A Common Stock under the Incentive Equity Plan to all employees who have been with the Company during the preceding year. The Compensation Committee also authorizes awards for new employees as incentives to join the Company. In determining whether and in what amount to grant stock options or other equity compensation to the Company's executive officers in 1997, the Compensation Committee considered the amount and date of vesting of currently outstanding incentive equity compensation granted previously to each of the Company's executive officers. The Compensation Committee believes that continued grants of equity compensation to key executives is an important tool to retain and motivate exceptionally-talented executives who are necessary to achieve the Company's long-term goals, especially at a time of significant growth and competition in the wireless communications industry.

     During 1997, the Compensation Committee granted equity compensation to all the executive officers named in the Summary Compensation Table below and approved grants of equity compensation to certain of the other executive officers of the Company, consistent with the Compensation Committee's overarching policy of granting equity compensation to key executives and to the Company's employees in general.

     During 1997 the Compensation Committee was comprised of three members. During 1997, the members of the Committee were Mr. Robert Cooper (who served as Chairman of the Compensation Committee prior to his resignation on August 19,
1997), and Messrs. Torimoto, Weibling and Drendel (who subsequently filled the vacancy on the Compensation Committee created by the resignation of Mr. Cooper).

                                          The Compensation Committee

                                          Frank M. Drendel, Chairman
                                          Masaaki Torimoto
                                          Dennis M. Weibling

                             EXECUTIVE COMPENSATION

     The following table and discussion summarizes the compensation of the Chief Executive Officer of the Company and each of the four other most highly compensated executive officers of the Company during 1997 (the "Named Executive Officers") for the years indicated during which such person was employed by the Company.

                           SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM COMPENSATION
                                                                             -------------------------
                                               ANNUAL COMPENSATION                    AWARDS
                                       -----------------------------------   -------------------------
                                                                 OTHER       RESTRICTED    SECURITIES
                                                                 ANNUAL        STOCK       UNDERLYING     ALL OTHER
          NAME AND                     SALARY        BONUS    COMPENSATION    AWARD(S)    OPTIONS/SARS   COMPENSATION
     PRINCIPAL POSITION          YEAR    ($)          ($)         ($)          ($)(1)         (#)           ($)(2)
     ------------------          ----  -------      -------   ------------   ----------   ------------   ------------
Daniel F. Akerson                1997  400,008      300,000          --             --     1,200,000         8,858
  Chief Executive Officer        1996  328,725(3)   300,000          --      15,375,000    1,000,000         3,000
    and Chairman of the Board
Timothy M. Donahue               1997  312,504      206,250          --             --       175,000         3,200
  President and Chief            1996  252,076(4)   506,250(5)    76,428(6)         --       400,000         3,000
    Operating Officer
Morgan E. O'Brien                1997  357,216      150,000          --             --        50,000         3,200
  Vice Chairman of the Board     1996  364,086      350,000(7)       --             --       100,000         3,000
                                 1995  350,000      262,500          --             --            --         4,716
Thomas J. Sidman                 1997  265,764      137,000          --             --        60,000         3,200
  Vice President and             1996  260,931      128,000      138,556(8)         --       100,000         3,000
  General Counsel                1995  250,923       19,000          --             --       200,000         4,716
Robert S. Foosaner               1997  350,016       50,000          --             --        25,000         3,200
  Vice President and             1996  355,227       59,630          --      1,537,000            --         3,000
  Chief Regulatory Officer       1995  325,000       94,500          --             --            --         4,716

---------------

(1) Values of the deferred stock awards shown in the Summary Compensation Table are based on the closing price of the Class A Common Stock on the date of grant. Mr. Akerson's deferred stock award granted in 1996 is based on 1,000,000 shares times $15.375 per share, which was the closing price of the Class A Common Stock on March 4, 1996. The shares covered by Mr. Akerson's deferred stock award vest 100% (subject to further deferral elections by him) on March 5, 1999. The value of the shares covered by Mr. Akerson's deferred stock award as of December 31, 1997 was $26,000,000 (1,000,000 shares times $26.00, the closing price of the Class A Common Stock on such date). In early 1997, the Company and Mr. Akerson agreed to alternative arrangements replacing a prior grant of an additional 1,000,000 deferred shares made to Mr. Akerson with options to purchase shares of Class A Common Stock. Such alternative arrangements are described in footnote (1) under the table captioned "Option Grants in Last Fiscal Year." Mr. Foosaner's deferred stock award in 1996 is based on 100,000 shares times $15.375 per share, which was the closing price of the Class A Common Stock on March 4, 1996. During each of fiscal year 1996 and 1997, 25,000 shares of Mr. Foosaner's deferred stock award vested for a total vested amount of 50,000 shares. The value of the remainder of Mr. Foosaner's deferred stock award as of December 31, 1997 was $1,300,000 (50,000 shares times $26.00, the closing price of the Class A Common Stock on such date). The shares covered by Mr. Foosaner's deferred stock award vest 25% six months after the date of grant and 25% on each of the first three anniversaries of the date of grant or such later date as may be selected by Mr. Foosaner under certain circumstances.

(2) "All Other Compensation" is comprised of the Company's contributions to the Company's Section 401(k) Plan on behalf of the Named Executive Officers, except for Mr. Akerson, for whom $5,658 of such additional compensation is attributable to the value of benefits received related to the use of the Company's plane.

(3) Mr. Akerson joined the Company on March 5, 1996; therefore, the compensation received by him for fiscal 1996 is for the ten-month period ended December 31, 1996.

(4) Mr. Donahue joined the Company on February 1, 1996; therefore the compensation received by him during fiscal year 1996 is for the eleven-month period ended December 31, 1996.

(5) Includes an employment commencement bonus pursuant to Mr. Donahue's employment agreement in the amount of $300,000 and a fiscal year 1996 performance bonus in the amount of $206,250.

(6) Represents Mr. Donahue's allowance for relocation expenses upon accepting employment with the Company.

(7) Includes a performance bonus in the amount of $200,000 for fiscal year 1995 performance and a performance bonus in the amount of $150,000 for fiscal year 1996 performance.

(8) Represents Mr. Sidman's allowance for relocation expenses.

OPTION GRANTS IN 1997

     The following table sets forth certain information concerning options to purchase Class A Common Stock that were granted in 1997 to the Named Executive Officers. The Company did not grant SARs in 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                       PERCENT OF
                                         NUMBER OF       TOTAL
                                        SECURITIES      OPTIONS     EXERCISE
                                        UNDERLYING     GRANTED TO    OR BASE                 GRANT DATE
                                          OPTIONS      EMPLOYEES      PRICE     EXPIRATION     PRESENT
                NAME                   GRANTED(#)(1)    IN 1997     ($/SHARE)      DATE      VALUE($)(2)
                ----                   -------------   ----------   ---------   ----------   -----------
Daniel F. Akerson....................      200,000        3.29%      $15.125     02/12/07     1,992,539
                                         1,000,000       16.43%      $14.750     03/05/06     9,075,379
Timothy M. Donahue...................      175,000        2.87%      $15.125     02/12/07     1,743,472
Morgan E. O'Brien....................       50,000        0.82%      $15.125     02/12/07       498,135
Thomas J. Sidman.....................       60,000        0.99%      $15.125     02/12/07       597,762
Robert S. Foosaner...................       25,000        0.41%      $15.125     02/12/07       249,067

---------------

(1) The 200,000 options granted to Mr. Akerson on February 12, 1997 vest over a four-year period at a rate of 25% per year from the date of grant. In early 1997, the Company and Mr. Akerson agreed to alternative arrangements replacing a grant of 1,000,000 of the 2,000,000 deferred shares made to Mr. Akerson with options to purchase an equivalent number of shares. Such alternative arrangements provide that 1,000,000 deferred shares covered by such original grant will continue to vest (subject to further deferral elections by him) on March 5, 1999, and replace the remaining 1,000,000 in deferred shares with an option to acquire 1,000,000 shares vesting on March 5, 2006 (or earlier upon a change in control), at an exercise price of $14.75 per share, combined with a special cash bonus of $14,750,000 payable to Mr. Akerson if he continues to be employed by the Company through March 5, 2006 (or, upon a change in control and in certain other circumstances, prior to such date). The 1,000,000 deferred shares that were replaced with options are not included in the Summary Compensation Table.

(2) The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions:

Expected stock price volatility...............      53%
Risk-free interest rate.......................  6.0% - 7.1%
Expected life of options......................    8 years
Expected dividend yield.......................     0.00%

     The Company's stock options currently are not transferable, and the actual value of the stock options that an employee may realize, if any, will depend on the excess of the market price on the date of exercise over the exercise price. The Company has based its assumption for stock price volatility on the variance of weekly closing prices of the Company's stock from its initial offering date to the present. The risk-free rate of return used equals the yield on ten-year zero coupon U.S. Treasury issues on the grant date. No discount was applied to the value of the grants for non-transferability or risk of forfeiture.

OPTION EXERCISES IN 1997 AND YEAR-END VALUES

     The following table sets forth information concerning the exercise by the Named Executive Officers of options to purchase Class A Common Stock during 1997 and unexercised options to purchase Class A Common Stock held by the Named Executive Officers as of December 31, 1997.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                               NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS
                                                                      OPTIONS                          AT FISCAL
                                               VALUE           AT FISCAL YEAR-END(#)                YEAR-END($)(2)
                         SHARES ACQUIRED     REALIZED      -----------------------------     -----------------------------
         NAME            ON EXERCISE(#)       ($)(1)       EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
         ----            ---------------     ---------     -----------     -------------     -----------     -------------
Daniel F. Akerson......           --                --       200,000         2,000,000        2,175,000       22,125,000
Timothy M. Donahue.....           --                --        75,000           400,000          937,500        4,715,625
Morgan E. O'Brien......      279,015         2,753,027       583,477           405,000        9,473,892        1,359,375
Thomas J. Sidman.......       20,000           223,750       105,000           235,000        1,128,375        2,319,125
Robert S. Foosaner.....           --                --       204,000            41,000        1,910,000          371,875

---------------

(1) The value realized equals the aggregate amount of the excess of the fair market value on the date of exercise (the closing price of Class A Common Stock as reported by the Nasdaq National Market for the exercise date) over the relevant exercise price(s).

(2) The value of the in-the-money options is based on the closing price of the Company's Class A Common Stock as reported by the Nasdaq Stock Market on December 31, 1997, which was $26.00 per share, less the aggregate exercise price, times the aggregate number of shares issuable pursuant to such options.

EMPLOYMENT AGREEMENTS

     The Company entered into an employment agreement with Mr. Akerson that provides for his employment as Chairman of the Board and Chief Executive Officer through March 5, 1999. The employment agreement provides for continuation of the term, which may be terminated upon sixty (60) days' notice prior to the end of the initial term (March 5, 1999) or the later expiration of such sixty (60) day notice period, for an annual base salary of $400,000, which may be increased annually by the Company, and for an annual bonus of up to 75% of his base salary. For 1997, there was no increase in Mr. Akerson's base salary. The employment agreement further provides that Mr. Akerson will be granted 1,000,000 deferred shares of Class A Common Stock that vest (subject to further deferral elections by him) on March 5, 1999, provides for a grant of options to purchase 1,000,000 shares of Class A Common Stock that vest 20% per year beginning March 4, 1997, and for a grant of options to purchase 1,000,000 shares of Class A Common Stock that vest on March 5, 2006, provided that such vesting may occur earlier under certain circumstances and will occur automatically upon a change in control of the Company. Under the agreement, Mr. Akerson is also entitled to receive a special bonus in the amount of $14,750,000 on March 5, 2006, provided he continues to be employed by the Company through March 5, 2006, which special bonus is also payable in the event of a change in control of the Company and in certain other circumstances prior to such date.

     The Company entered into an employment agreement with Mr. Donahue that provides for his employment as President and Chief Operating Officer through February 1, 1999. The agreement provides for continuation of its initial term, which may be terminated upon twelve months notice, for an annual base salary of $275,000, which may be increased annually by the Company, and for an annual bonus. For 1997, Mr. Donahue's annual salary was increased to $312,504. The agreement also provides for an employment commencement bonus in the amount of $300,000 which was paid in 1996, and for a grant of options to purchase 300,000 shares of Class A Common Stock that vest 25% per year and will automatically vest upon a change in control of the Company. The agreement further provides for a grant of options to purchase 100,000 shares of Class A Common Stock that vest upon the election by Mr. Donahue to waive a long-term performance bonus in the amount of $1,600,000 to be paid at Mr. Donahue's election but not earlier than January 31, 1999 or later than January 3, 2000 (the "Long-Term Bonus"). Mr. Donahue's employment agreement also requires the Company to make certain loans to Mr. Donahue in the event Mr. Donahue's outstanding loan from his former employer is not forgiven. Mr. Donahue's obligations pursuant to such loan have been settled and, as a result, no loan has been made pursuant to Mr. Donahue's employment agreement. See "Certain Relationships and Related Transactions."

     The employment agreements with Messrs. Akerson and Donahue also provide that in the event of permanent disability affecting such officers during the employment term, the Company will pay such officers their existing base salary for a period of twelve months and will make all benefit payments on behalf of such officers for a period of twelve months. In addition, each agreement further provides that the officer will be subject to certain confidentiality and non-- competition restrictions during the employment term and for a period of two years after the termination thereof. For purposes of the employment agreements with Messrs. Akerson and Donahue, a change in control of the Company will be deemed to have occurred (i) if the Company transfers substantially all of its assets or is merged into another entity and, as a result less than a majority of the combined voting power of such entity is held by the holders of the voting securities of the Company, (ii) if 51% or more of the outstanding voting stock of the Company is acquired by a person, entity or "group" (within the meaning of Rule 13d-5(b) under the Exchange Act), (iii) if the Operations Committee ceases to exist, (iv) if representatives of the McCaw Investor cease to control the Operations Committee or Mr. McCaw ceases to own or control a majority of the voting power of the McCaw Investor, or (v) upon the occurrence of similar transactions or events.

     The Company entered into an employment agreement with Mr. O'Brien in June 1987 for an initial five year term with automatic extensions for successive one year terms unless two years prior to the expiration of the then-current term, the Company or Mr. O'Brien elects not to have the term so extended. The employment agreement with Mr. O'Brien provides that he will receive an annual base salary of $300,000, which may be increased annually by the Board of Directors. For 1997, Mr. O'Brien's annual salary was increased to $357,216. Such agreement also provides that, in the event of Mr. O'Brien's disability during the term of such agreement, the Company will make monthly payments of Mr. O'Brien's monthly salary for six months. Thereafter, such monthly payments will decrease to 50% of Mr. O'Brien's salary during the next ensuing twelve-month period and will decrease by 15% during each subsequent twelve-month period so long as the disability continues and will be paid until his retirement or death. The agreement further provides that Mr. O'Brien will be subject to certain confidentiality and non-competition restrictions during the term of his employment and for a period of two years thereafter.

     The Company entered into an employment agreement with Mr. Sidman effective in October 1994, which provides for his employment for an initial term until January 1998 with automatic extensions for successive one-year terms unless Mr. Sidman or the Company, not later than the first day of any successive one-year term, elects not to have the term so extended. The employment agreement with Mr. Sidman provides for an annual salary of $250,000, which may be increased by the Board of Directors. Mr. Sidman's salary for 1997 was increased to $265,764. Such agreement also provides that certain stock options or deferred shares granted pursuant to his employment agreement that remain outstanding will automatically become vested and exercisable in full upon a filing pursuant to any federal or state law in connection with any tender offer, or the execution of any agreement relating to a merger, consolidation or reorganization of the Company, or the sale of substantially all of the assets of the Company to another entity if, in the opinion of the Board of Directors, such action would result in the creation of a single majority controlling interest in the Company.

     The Company entered into an employment agreement with Mr. Foosaner in March 1992, which provides for his employment for an initial three year term with automatic extensions for successive one year terms unless, two years prior to the expiration of the then-current term, the Company or Mr. Foosaner elects not to have the term so extended. The employment agreement with Mr. Foosaner provides for an annual salary of $250,000, which may be increased by the Board of Directors. For 1997, Mr. Foosaner's annual salary was increased to $350,016. Under Mr. Foosaner's agreement, certain stock options granted pursuant to his employment agreement that remain outstanding will automatically become vested and exercisable in full upon a filing pursuant to any federal or state law in connection with any tender offer, or the execution of any agreement relating to a merger, consolidation or reorganization of the Company, or the sale of substantially all of the assets of the Company to another entity if, in the opinion of the Board of Directors, such action would result in the creation of a single majority controlling interest in the Company.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of February 28, 1998 (the "Ownership Date"), the amount and percentage of shares of each class of the Company's capital stock that are deemed under the rules of the Commission to be "beneficially owned" by (i) each director of the Company, (ii) each of the Named Executive Officers employed by the Company as of the Ownership Date, (iii) all directors and executive officers of the Company as a group and (iv) each person or "group" (as such term is used in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of the outstanding shares of each class of the Company's capital stock.

                                                                   AMOUNT AND NATURE
                                         TITLE OF CLASS OF THE       OF BENEFICIAL      APPROXIMATE %
       NAME OF BENEFICIAL OWNER         COMPANY'S CAPITAL STOCK      OWNERSHIP(1)        OF CLASS(2)
       ------------------------         -----------------------    -----------------    -------------
Daniel F. Akerson.....................  Class A Common Stock             450,000(3)             *
Morgan E. O'Brien.....................  Class A Common Stock             987,976(4)             *
Keith J. Bane.........................  Class A Common Stock                   0(5)             *
Frank M. Drendel......................  Class A Common Stock              10,167(6)             *
Timothy M. Donahue....................  Class A Common Stock             194,750(7)
William E. Conway, Jr. ...............  Class A Common Stock             134,309(8)
Craig O. McCaw........................  Class A Common Stock          77,908,786(9)         23.3%
Keisuke Nakasaki......................  Class A Common Stock                   0(10)            *
Masaaki Torimoto......................  Class A Common Stock                   0(11)            *
Dennis M. Weibling....................  Class A Common Stock          77,858,786(12)        23.3%
Robert S. Foosaner....................  Class A Common Stock             285,250(13)            *
Thomas J. Sidman......................  Class A Common Stock             150,517(14)
All directors and executive officers
  as a group (18 persons).............  Class A Common Stock          80,448,100(15)        23.9%
5% Stockholders (not listed above):
Motorola, Inc.........................  Class A Common Stock          58,890,000(16)        19.8%
1303 East Algonquin Road..............  Class B Common Stock          17,830,000           100.0%
Schaumburg, Illinois 60196
Digital Radio, L.L.C..................  Class A Common Stock          52,258,786(17)        16.9%
2300 Carillon Point...................  Class A Preferred Stock        7,905,981           100.0%
Kirkland, Washington 98033............  Class B Preferred Stock               82           100.0%
Option Acquisition, L.L.C.............  Class A Common Stock          25,000,000(18)         7.8%
2300 Carillon Point
Kirkland, Washington 98033
Putnam Investments, Inc...............  Class A Common Stock          16,108,261(19)         5.5%
1 Post Office Square
Boston, Massachusetts 02109
Wendy P. McCaw........................  Class A Common Stock          14,824,937(20)         5.0%
c/o Lasher, Holzapfal, Sperry &
Ebberson, PLLC
2600 Two Union Square
601 Union Street
Seattle, Washington 98101

                                                        (footnotes on next page)

---------------

   * Less than one percent (1%).

 (1) Under the rules of the Commission, a person is deemed to be the beneficial owner of a security if such person, directly or indirectly, has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities if that person has the right to acquire beneficial ownership within 60 days of the Ownership Date. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. Unless otherwise indicated by footnote, the named individuals have sole voting and investment power with respect to the shares of the Company's capital stock beneficially owned.

 (2) Represents the voting power of the number of shares of each of class of capital stock beneficially owned as of the Ownership Date by each named person or group, expressed as a percentage of (a) all shares of the Company's capital stock of the indicated class actually outstanding as of such date (in the case of the Class A Common Stock, giving effect to the conversion of the Company's preferred stock and the Company's Class B Common Stock), plus (b) all other shares of the Company's capital stock deemed outstanding as of such date pursuant to Rule 13d-3(d)(1) under the Exchange Act.

 (3) Comprised of 450,000 shares of Class A Common Stock obtainable as of the Ownership Date or within 60 days thereafter by Mr. Akerson upon the exercise of nonqualified stock options.

 (4) Includes 588,977 shares of Class A Common Stock obtainable as of the Ownership Date or within 60 days thereafter by Mr. O'Brien upon the exercise of nonqualified stock options.

 (5) Mr. Bane, who is Executive Vice President and President, Americas Region of Motorola, disclaims beneficial ownership of all securities of the Company held by Motorola. See note 16.

 (6) Includes 1,667 shares of Class A Common Stock obtainable as of the Ownership Date or within 60 days thereafter by Mr. Drendel upon the exercise of nonqualified stock options.

 (7) Includes 193,750 shares of Class A Common Stock obtainable as of the Ownership Date or within 60 days thereafter by Mr. Donahue upon the exercise of nonqualified stock options.

 (8) Includes 3,334 shares of Class A Common Stock obtainable as of the Ownership Date or within 60 days thereafter by Mr. Conway upon the exercise of nonqualified stock options. Includes 85,266 shares of Class A Common Stock directly held by Mr. Conway and 45,709 shares of Class A Common Stock held through various entities with respect to which Mr. Conway disclaims beneficial ownership except to the extent of his pecuniary interest therein.

 (9) Comprised of (i) 52,308,786 shares of Class A Common Stock beneficially owned by the McCaw Investor, (ii) 600,000 shares of Class A Common Stock obtainable as of the Ownership Date upon the exercise of a portion of the Incentive Option granted to Eagle River and (iii) 25,000,000 shares of Class A Common Stock beneficially owned by Option Acquisition, L.L.C. Mr. McCaw, who is an equity owner and controlling person of the McCaw Investor and Option Acquisition, L.L.C., disclaims beneficial ownership of all securities of the Company held by the McCaw Investor and Option Acquisition, L.L.C., except to the extent of his pecuniary interest therein. See notes 17 and 18.

(10) Mr. Nakasaki, who is President and Chief Executive Officer of NTT America, disclaims beneficial ownership of all shares of Class A Common Stock held by NTT. As of the Ownership Date, NTT held 1,532,959 shares of Class A Common Stock.

(11) Mr. Torimoto, who is Corporate Vice President of Panasonic, disclaims beneficial ownership of all shares of Class A Common Stock held by Matsushita. As of the Ownership Date, Matsushita held 3,000,000 shares of Class A Common Stock.

(12) Mr. Weibling, who is an officer of the McCaw Investor, Option Acquisition, L.L.C and Eagle River, disclaims beneficial ownership of all securities of the Company held by the McCaw Investor, Eagle River and Option Acquisition, L.L.C., except to the extent of his pecuniary interest therein. See notes 9, 17 and 18.

(13) Includes 210,250 shares of Class A Common Stock obtainable as of the Ownership Date or within 60 days thereafter by Mr. Foosaner upon the exercise of nonqualified stock options and 25,000 deferred shares that are scheduled to vest within 60 days of the Ownership Date.

(14) Includes 145,000 shares of Class A Common Stock obtainable as of the Ownership Date or within 60 days thereafter by Mr. Sidman upon the exercise of nonqualified stock options and 3,000 deferred shares that are scheduled to vest within 60 days of the Ownership Date.

(15) Includes an aggregate of 1,915,103 shares of Class A Common Stock obtainable as of the Ownership Date or within 60 days thereafter by directors and executive officers as a group upon the exercise of nonqualified stock options or other stock purchase rights. See also notes 9, 16, 17 and 18.

(16) Assuming conversion of the Class B Common Stock held by Motorola. Comprised of (i) 38,170,000 shares of Class A Common Stock beneficially owned by Motorola, (ii) 17,830,000 shares of Class B Common Stock beneficially owned by Motorola and (iii) 2,890,000 shares of Class A Common Stock obtainable as of the Ownership Date or within 60 days thereafter upon exercise of a warrant.

(17) Comprised of (i) 13,458,039 shares of Class A Common Stock beneficially owned by the McCaw Investor, (ii) 15,082,722 shares of Class A Common Stock obtainable as of the Ownership Date or within 60 days thereafter upon the exercise of certain options and (iii) 23,718,025 shares of Class A Common Stock, which represents the conversion of the 7,905,981 shares of Class A Preferred Stock and the 82 shares of Class B Preferred Stock held by the McCaw Investor. Eagle River Investments, L.L.C., the manager of the McCaw Investor, also reports beneficial ownership of the shares beneficially owned by the McCaw Investor. Excludes 4,917,278 shares of Common Stock obtainable as of the Ownership Date upon the exercise of certain options currently held by Wendy P. McCaw that the McCaw Investor has the right to exercise in the event Wendy P. McCaw does not elect to exercise such options. See note 20.

(18) Includes 25,000,000 shares of Class A Common Stock obtainable as of the Ownership Date upon the exercise of options exercisable on or before July 28, 1998.

(19) As reported in the most recent Schedule 13G filed by Putnam Investments, Inc. ("PI"), on behalf of itself, Marsh & McLennan Companies, Inc. ("MMC"), Putnam Investment Management, Inc. ("PIM") and The Putnam Advisory Company, Inc. ("PAC"): (i)PI is wholly-owned by MMC and PIM and PAC are wholly owned by PI; (ii) PI has shared voting and dispositive power with respect to 300,926 and 16,108,261 of such shares; (iii) PIM has shared dispositive power with respect to 15,031,685 of such shares; (iv) PAC has shared and dispositive power with respect to 300,926 and 1,076,576 of such shares; and
     (v) MMC has neither sole nor shared voting or dispositive power with any of such shares.

(20) Comprised of 9,907,659 shares of Class A Common Stock beneficially owned by Wendy P. McCaw and 4,917,728 shares of Class A Common Stock obtainable as of the Ownership Date or within 60 days thereafter upon the exercise of certain options. Excludes 7,619,677 shares of Class A Common Stock obtainable as of the Ownership Date upon the exercise of certain options currently held by the McCaw Investor that Wendy P. McCaw has the right to exercise in the event the McCaw Investor does not elect to exercise such options. See note 17.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Class A Common Stock of the Company during the fiscal year ended March 31, 1994, the nine-month transition period ended December 31, 1994 and the fiscal years ended December 31, 1995, 1996 and 1997 with the cumulative total stockholder return of companies comprising the Nasdaq (U.S.) Stock Market Index and the total stockholder return of a peer group of companies comprising the Nasdaq Telecommunications Index, which includes wireless telecommunications companies of comparable market capitalization traded on the Nasdaq Stock Market. The Company will provide stockholders a list of the companies included in the Nasdaq Telecommunications Index upon request. The graph was prepared by the Company with data provided by Research Data Group. The graph assumes an initial investment of $100 on March 31, 1993 and reinvestment of all dividends.

     The Company commenced public trading on January 27, 1992. The graph and table below include data only since from and after March 31, 1993. Additionally, effective December 31, 1994, the Company changed its fiscal year-end from March 31 to December 31, which resulted in a nine-month transition period from April 1, 1994 to December 31, 1994.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                       AMONG NEXTEL COMMUNICATIONS, INC.,
                       THE NASDAQ STOCK MARKET (US) INDEX
                    AND THE NASDAQ TELECOMMUNICATIONS INDEX

                                                       NEXTEL         NASDAQ STOCK          NASDAQ
               MEASUREMENT PERIOD                 COMMUNICATIONS,     MARKET (US)     TELECOMMUNICATIONS
             (FISCAL YEAR COVERED)                      INC.             INDEX              INDEX
31-MAR-93                                               $100              $100               $100
31-MAR-94                                               $149              $108               $120
31-DEC-94                                                $55              $110               $116
31-DEC-95                                                $56              $156               $152
31-DEC-96                                                $50              $192               $155
31-DEC-97                                                $99              $235               $229

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On April 4, 1995, the Company, the McCaw Investor and Mr. McCaw entered into the Securities Purchase Agreement (as amended, the "McCaw Securities Purchase Agreement") and certain other related agreements (the "McCaw Transaction"), pursuant to which the McCaw Investor made a significant equity investment in the Company. Concurrently with the execution of the McCaw Securities Purchase Agreement, the Company entered into a Management Support Agreement (the "Support Agreement") with Eagle River, an affiliate of the McCaw Investor that is also controlled by Mr. McCaw, pursuant to which Eagle River provides management and consulting services to the Company, the Board of Directors and the Operations Committee from time to time as requested. In consideration of the services to be provided to the Company under the Support Agreement, the Company granted an option to purchase an aggregate of 1,000,000 shares of Class A Common Stock at an exercise price of $12.25 per share to Eagle River. The option expires on April 4, 2005 and is currently exercisable for 600,000 shares and for an additional 200,000 shares on each of April 4, 1999 and April 4, 2000, respectively. Additionally, the Company agreed to reimburse Eagle River for all out-of-pocket costs, plus up to $200,000 per year for all allocable overhead costs reasonably incurred by Eagle River in connection with the performance of its obligations under the Support Agreement. Payments in the amount of $504,000 were made to Eagle River pursuant to the Support Agreement during 1997. Effective as of June 16, 1997, the Company and the McCaw Investor entered into an agreement pursuant to which the McCaw Investor exercised in full on July 28, 1997 an option to purchase 15,000,000 shares of Class A Common Stock for an aggregate purchase price of $232,500,000. In a related transaction in 1997, the Company and Option Acquisition, L.L.C. ("OA"), an entity controlled by Mr. McCaw, entered into agreements pursuant to which OA purchased from the Company (for an aggregate purchase price of $25,000,000) an option to purchase 25,000,000 shares of Class A Common Stock of which 15,000,000 shares are purchaseable at $16.00 per share and 10,000,000 shares are purchaseable at $18.00 per share, in either case at any time through July 28, 1998. Messrs. McCaw and Weibling, directors of the Company, are officers of Eagle River, the McCaw Investor and OA.

     The Company purchases Motorola-manufactured infrastructure and subscriber equipment from Motorola pursuant to certain equipment purchase agreements. During 1997, the Company purchased approximately $1,086,100,000 of infrastructure and other equipment, warranties and services from Motorola. Pursuant to existing equipment purchase agreements between the Company and Motorola and subject to certain conditions, the Company has agreed to purchase a significant amount of additional infrastructure equipment from Motorola. In addition, at December 31, 1997 the Company had approximately $152,000,000 in outstanding indebtedness to Motorola under a vendor credit facility, which subsequently has been repaid.

     In September 1997, subsidiaries of Motorola and Nextel International, Inc., a subsidiary of the Company ("Nextel International"), entered into agreements pursuant to which an indirect subsidiary of Nextel International acquired (i) a 49% equity interest in Motorola's indirect wholly owned Brazilian SMR operating subsidiary; (ii) an option to purchase the remaining 51% equity interest in such Brazilian SMR operating subsidiary upon receipt of the approval of the applicable Brazilian regulatory authorities; and (iii) certain assets of such Brazilian SMR operating subsidiary. In exchange, Motorola's subsidiary acquired a five percent equity interest in Nextel's majority-owned Brazilian SMR holding company. Mr. Bane, a director of the Company, is an officer of Motorola.

     The Company and AT&T Wireless have entered in to an agreement whereby the Company modified certain obligations of AT&T Wireless with respect to the payment of certain site rental and other amounts under site leases and/ or co-location arrangements from time to time in place in certain markets between the Company and AT&T Wireless. Such modified payment arrangements also operated to effect a full settlement of a claim that AT&T Wireless had made regarding a loan made to Mr. Donahue by AT&T Wireless. During his employment by AT&T Wireless, Mr. Donahue received a loan in the amount of $300,000 that would be forgiven if Mr. Donahue remained employed by AT&T Wireless for a certain period of time (the "AT&T Loan"). Mr. Donahue terminated his employment with AT&T Wireless six months prior to the time the AT&T Loan was to be forgiven in order to accept employment with the Company. Pursuant to Mr. Donahue's employment agreement, the Company agreed to provide Mr. Donahue with a loan in the same amount in the event Mr. Donahue was required to repay the AT&T Loan. Accordingly, the Company, by effecting a settlement of such claims relating to the AT&T Loan to Mr. Donahue, also reduced the Company's obligations to loan funds to Mr. Donahue. The Company believes that the modifications of the obligations of AT&T Wireless have resulted in the renegotiation of the rental or other payments under such lease or colocation agreements due from AT&T Wireless to normally prevailing market rates.

     Steven M. Shindler, the Company's Chief Financial Officer, has received a loan from the Company in the amount of $250,000 bearing interest at a rate of 6% per year that is due January 3, 2000.

     On January 2, 1998, an affiliate of Mr. McCaw sold an aircraft to Nextel Aviation, Inc. for $8,150,000 in cash and 50,000 shares of Class A Common Stock.

             APPROVAL OF AMENDED AND RESTATED INCENTIVE EQUITY PLAN
                                (PROPOSAL NO. 2)

     On March 24, 1998, the Board of Directors approved certain amendments to the Company's existing incentive equity plan (the "Existing Plan") which are described below and which are incorporated in the Amended and Restated Incentive Equity Plan (as amended and restated as of March 24, 1998) which is attached hereto as Exhibit A. The Board of Directors is seeking stockholder approval, which shall constitute ratification where appropriate, of the Incentive Equity Plan in its entirety, including such amendments.

PURPOSE AND EFFECT OF AMENDMENT AND RESTATEMENT

     Effect of Amendment and Restatement. The Incentive Equity Plan amends the terms of the Existing Plan in a number of respects including, most significantly, an increase from 24,000,000 to 45,000,000 in the aggregate number of shares of Class A Common Stock that may be issued or transferred thereunder upon the exercise or payment of Option Rights (excluding Replacement Option Rights), Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares and Performance Units granted thereunder. The Incentive Equity Plan also incorporates amendments to the Existing Plan adopted by the Board of Directors on March 28, 1997 that permit grants and awards to Nonaffiliate Directors (as defined in the Incentive Equity Plan) which include directors who (i) are not officers or employees of the Company or any of its subsidiaries, (ii) are not beneficial owners of 10 percent or more of the outstanding Class A Common Stock, and (iii) were not elected or appointed to the Board of Directors pursuant to or in connection with any contractual or other commitment on the part of the Company to cause their (or to nominate or otherwise advance them for) election or appointment to the Board of Directors. In seeking approval of the Incentive Equity Plan, the Board of Directors is seeking stockholder ratification of such prior amendments. Descriptions of Option Rights (including Replacement Option Rights), Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares and Performance Units are set forth below.

     In addition to the principal amendments described in the preceding paragraph, the Incentive Equity Plan also reflects amendments to the Existing Plan that conform certain of its provisions to, and authorize certain transactions now permitted by, changes in and developments under the federal securities laws, rules and regulations, including but not limited to amendments to Rule 16b-3 under the Exchange Act. These conforming amendments to the Incentive Equity Plan include (i) the amendment of the transferability provisions of the Incentive Equity Plan to permit the transfer by a participant to one or more members of his or her "immediate family" (as defined in Rule 16a-1(e) under the Exchange Act)(or to one or more trusts established solely for the benefit of one or more members of his or her immediate family or to one or more partnerships in which the only partners are members of his or her immediate family) of Option Rights and other awards granted under the Incentive Equity Plan, subject to the delivery to the Company of reasonable prior notice of any such transfer and subject also to compliance with any terms and conditions that the Company may impose on any such transfer, (ii) the amendment of the administration provisions of the Incentive Equity Plan to provide for its administration by the Board of Directors, which may delegate all or any part of its authority under the Incentive Equity Plan to a committee of the Board of Directors (or a subcommittee thereof), including the Compensation Committee, and
(iii) the amendment of the Incentive Equity Plan to permit a participant to elect to defer receipt, subject to the approval of the Board of Directors (or a committee or subcommittee thereof), of the benefit of any grant or award under the Incentive Equity Plan and to provide that the Board of Directors (or a committee or subcommittee thereof) may condition the grant of any award or combination of awards authorized under the Incentive Equity Plan on the surrender or deferral by the participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or one of its subsidiaries to the participant.

     Purpose of Amendment and Restatement. The Company recognizes the importance of attracting and retaining outstanding individuals as Nonaffiliate Directors, officers, employees and consultants and stimulating the active interest of those individuals in the development and financial success of the Company. The Board of Directors believes that the Incentive Equity Plan is critically important to the furtherance of these objectives. The Board of Directors also believes that, through the Incentive Equity Plan, the Company is able to enhance the prospects for its business activities and objectives and more closely align the interests of Nonaffiliate Directors, officers, employees and consultants with those of stockholders by providing those individuals with the opportunity to increase their equity interests in the Company on advantageous terms.

     As of March 24, 1998, and absent stockholder approval of the Incentive Equity Plan, as amended and restated as of March 24, 1998, prior grants and awards have utilized substantially all of the shares of Class A Common Stock available thereunder. The absence of an adequate number of shares of Class A Common Stock available for issuance or transfer under the Incentive Equity Plan restricts both the ability and the flexibility of the Company to effectively attract and retain and adequately compensate outstanding Nonaffiliate Directors, officers, employees and consultants. The Board of Directors believes that it is both necessary and desirable to increase from 24,000,000 to 45,000,000 the aggregate number of shares of Class A Common Stock available for issuance or transfer under the Incentive Equity Plan in order to continue to maintain the effectiveness thereof.

DESCRIPTION OF INCENTIVE EQUITY PLAN

     The following description of the Incentive Equity Plan is qualified in its entirety by reference to the Incentive Equity Plan, as amended and restated as of March 24, 1998 to reflect all amendments and proposed amendments thereto described above, which is attached hereto as Exhibit A.

     Shares and Performance Units Available under the Incentive Equity
Plan. Upon approval of the proposed amendment to the Incentive Equity Plan and subject to adjustment as provided in the Incentive Equity Plan, the number of shares of Class A Common Stock that may be covered by outstanding awards, except Replacement Option Rights, granted under the Incentive Equity Plan and issued or transferred upon the exercise or payment thereof shall not in the aggregate exceed 45,000,000 shares, which may be shares authorized but previously unissued or treasury shares or a combination thereof. The number of shares of Class A Common Stock that may be issued or transferred as Restricted Shares under the Incentive Equity Plan shall not in the aggregate exceed 200,000 shares, and the number of shares of Class A Common Stock covered by outstanding Option Rights granted to consultants at an option price per share that is less than the market price per share on the date of grant and issued or transferred upon the exercise thereof shall not in the aggregate exceed 1,000,000 shares, subject in each case to adjustment as provided in the Incentive Equity Plan. The number of Performance Units granted under the Incentive Equity Plan shall not in the aggregate exceed 500,000. The number of shares of Class A Common Stock that may be covered by Replacement Option Rights granted under the Incentive Equity Plan during any calendar year shall not in the aggregate exceed five percent of the shares of Class A Common Stock outstanding on January 1 of that year, subject to adjustment as provided in the Incentive Equity Plan.

     Eligibility. Nonaffiliate Directors and officers, including officers who are members of the Board of Directors, and other key employees of and consultants to the Company and its subsidiaries may be selected by the Board of Directors (or a committee or subcommittee thereof)to receive benefits under the Incentive Equity Plan. All Nonaffiliate Directors, officers and other employees of the Company and its subsidiaries (approximately 8,000 persons at March 31, 1998) are currently eligible to participate in the Incentive Equity Plan.

     Option Rights. The Board of Directors (or a committee or subcommittee thereof) may grant Option Rights that entitle the optionee to purchase shares of Class A Common Stock at a price equal to or greater than market value on the date of grant, except that the option price of a Replacement Option Right or an Option Right granted to a consultant may be less than the market value on the date of grant. Replacement Option Rights and Option Rights granted to consultants are otherwise subject to the same terms, conditions and discretion as other Option Rights under the Incentive Equity Plan. A Replacement Option Right is an Option Right that is granted in exchange for the surrender and cancellation of an option to purchase shares of another corporation that has been acquired by the Company or one of its subsidiaries. The market value of a share of Class A Common Stock was $33.75 on April 3, 1998, which was the closing price of the Class A Common Stock on the Nasdaq Stock Market on that date.

     The option price is payable at the time of exercise (i) in cash, (ii) by the transfer to the Company of nonforfeitable, nonrestricted shares of Class A Common Stock that are already owned by the optionee and have a value at the time of exercise equal to the option price, (iii) with any other legal consideration the Board of Directors (or a committee or subcommittee thereof) may deem appropriate or (iv) by any combination of the foregoing methods of payment. Any grant of Option Rights may provide for deferred payment of the option price from the proceeds of sale through a broker on the date of exercise of some or all of the shares of Class A Common Stock to which the exercise relates. Option Rights granted under the Incentive Equity Plan have historically provided that shares of Class A Common Stock will not be accepted in payment of the option price until they have been owned by the optionee for a specified period; however, the Incentive Equity Plan does not require any such holding period and would permit immediate sequential exchanges of shares of Class A Common Stock at the time of exercise.

     Option Rights granted under the Incentive Equity Plan may be Option Rights that are intended to qualify as "incentive stock options" within the meaning of
Section 422 of the Code or Option Rights that are not intended to so quality. At or after the date of grant of any nonqualified Option Rights, the Board of Directors (or a committee or subcommittee thereof) may provide for the payment of dividend equivalents to the optionee on a current, deferred or contingent basis or may provide that dividend equivalents be credited against the option price.

     No Option Right may be exercised more than 10 years from the date of grant. Each grant must specify the period of continuous service as a director of, continuous employment with, or continuous engagement of consulting services by, the Company or any subsidiary that is necessary before the Option Rights will become exercisable and may provide for the earlier exercise of the Option Rights in the event of a change in control of the Company or other similar transaction or event. Successive grants may be made to the same optionee regardless of whether Option Rights previously granted to him or her remain unexercised.

     Appreciation Rights. Appreciation Rights granted under the Incentive Equity Plan may be either free-standing Appreciation Rights or Appreciation Rights that are granted in tandem with Option Rights. An Appreciation Right represents the right to receive from the Company the difference (the "Spread"), or a percentage thereof not in excess of 100 percent, between the base price per share of Class A Common Stock in the case of a free-standing Appreciation Right, or the option price of the related Option Right in the case of a tandem Appreciation Right, and the market value of the Class A Common Stock on the date of exercise of the Appreciation Right. Tandem Appreciation Rights may only be exercised at a time when the related Option Right is exercisable and the Spread is positive, and the exercise of a Tandem Appreciation Right requires the surrender of the related Option Right for cancellation. A free-standing Appreciation Right must have a base price that is at least equal to the fair market value of a share of Class A Common Stock on the date of grant, must specify the period of continuous service as a director, continuous employment, or continuous engagement of consulting services, that is necessary before the Appreciation Right becomes exercisable (except that it may provide for its earlier exercise in the event of a change in control of the Company or other similar transaction or event) and may not be exercised more than 10 years from the date of grant. Any grant of Appreciation Rights may specify that the amount payable by the Company upon exercise may be paid in cash, shares of Class A Common Stock or a combination thereof and may either grant to the recipient or retain in the Board of Directors (or a committee or subcommittee thereof) the right to elect among those alternatives. The Board of Directors (or a committee or subcommittee thereof) may provide with respect to any grant of Appreciation Rights for the payment of dividend equivalents thereon in cash or Class A Common Stock on a current, deferred or contingent basis.

     Restricted Shares. A grant of Restricted Shares involves the immediate transfer by the Company to the recipient of ownership of a specific number of shares of Class A Common Stock in consideration of the performance of services. The recipient is entitled immediately to voting, dividend and other ownership rights in the shares. The transfer may be made without additional consideration or for consideration in an amount that is less than the market value of the shares on the date of grant, as the Board of Directors (or a committee or subcommittee thereof) may determine. The Board of Directors (or a committee or subcommittee thereof) may condition a grant of Restricted Shares on the achievement of specified performance objectives ("Management Objectives").

     Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board of Directors (or a committee or subcommittee thereof). An example would be a provision that the Restricted Shares would be forfeited if the recipient ceased to be a director of the Company, ceased to be employed by the Company or one of its subsidiaries, or ceased to serve the Company or one of its subsidiaries as a consultant, during a specified period of years. In order to enforce the forfeiture provisions, the transferability of Restricted Shares is prohibited or restricted in a manner and to the extent prescribed by the Board of Directors (or a committee or subcommittee thereof) for the period during which the forfeiture provisions are to continue. The Board of Directors (or a committee or subcommittee thereof) may provide for a shorter period during which the forfeiture provisions are to apply in the event of a change in control of the Company or other similar transaction or event.

     Deferred Shares. A grant of Deferred Shares constitutes an agreement by the Company to deliver shares of Class A Common Stock to the recipient in the future in consideration of the performance of services, subject to the fulfillment of such conditions during such period of time (the "Deferral Period") as the Board of Directors (or a committee or subcommittee thereof) may specify. During the Deferral Period, the recipient has no right to vote the shares of Class A Common Stock covered by his or her grant of Deferred Shares and, except in the limited circumstances described under "Transferability" below, has no right to transfer any of his or her rights thereunder. On or after the date of any grant of Deferred Shares, the Board of Directors (or a committee or subcommittee thereof) may authorize the payment of dividend equivalents thereon on a current, deferred or contingent basis in either cash or additional shares of Class A Common Stock. Grants of Deferred Shares may be made without additional consideration or for consideration in an amount that is less than the market value of the shares on the date of grant. Deferred Shares must be subject to a Deferral Period, as determined by the Board of Directors (or a committee or subcommittee thereof) on the date of grant, except that the Board of Directors (or a committee or subcommittee thereof) may provide for a shorter Deferral Period in the event of a change in control of the Company or other similar transaction or event.

     Performance Shares and Performance Units. A Performance Share is the equivalent of one share of Class A Common Stock, and a Performance Unit is the equivalent of $1.00. A recipient may be granted any number of Performance Shares or Performance Units. The recipient will be given one or more Management Objectives to meet within a specified period (the "Performance Period"). The specified Performance Period may be subject to earlier termination in the event of a change in control of the Company or other similar transaction or event. A minimum level of acceptable achievement will also be established by the Board of Directors (or a committee or subcommittee thereof). If by the end of the Performance Period the recipient has achieved the specified Management Objectives, he or she will be deemed to have fully earned the Performance Shares or Performance Units. If the recipient has not achieved the Management Objectives but has attained or exceeded the predetermined minimum level of acceptable achievement, he or she will be deemed to have partly earned the Performance Shares or Performance Units in accordance with a predetermined formula. To the extent earned, the Performance Shares or Performance Units will be paid to the recipient at the time and in the manner determined by the Board of Directors (or a committee or subcommittee thereof) in cash, shares of Class A Common Stock or any combination thereof.

     Management Objectives may be described in terms of either company-wide objectives or objectives that are related to the performance of the division, subsidiary, department or function within the Company or a subsidiary in which the recipient is employed or with respect to which the recipient provides consulting services. The Board of Directors (or a committee or subcommittee thereof) may adjust any Management Objectives and the related minimum level of acceptable achievement if in its judgment, transactions or events have occurred after the date of grant that are unrelated to the recipient's performance and result in distortion of the Management Objectives or the related minimum level of acceptable achievement.

     Transferability. Except as otherwise determined by the Board of Directors (or a committee or subcommittee thereof), no Option Right, Appreciation Right or other derivative security granted under the Incentive Equity Plan may be transferred by a participant other than by will or the laws of descent and distribution and, except as otherwise determined by the Board of Directors (or a committee or subcommittee thereof), Option Rights and Appreciation Rights may be exercised during a participant's lifetime only by the participant or his or her guardian or legal representative. Option Rights (other than Incentive Stock Options), Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares and Performance Units may be transferred by a participant, however, without payment of consideration therefor by the transferee, to any one or more members of the participant's immediate family (or to one or more trusts established solely for the benefit of one or more members of the participant's immediate family or to one or more partnerships in which the only partners are members of the participant's immediate family), provided that the participant delivers to the Company reasonable prior notice of any such transfer and complies with any terms and conditions that the Company may impose on any such transfer.

     The Board of Directors (or a committee or subcommittee thereof) may specify at the date of grant that all or any part of the shares of Class A Common Stock
(i) that are to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to a grant of Deferred Shares or upon payment under any grant of Performance Shares or Performance Units, or (ii) that are to be no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of the Incentive Equity Plan with respect to Restricted Shares, shall be subject to further restrictions on transfer.

     Adjustments. The maximum number of shares that may be issued or transferred under the Incentive Equity Plan, the number of shares covered by outstanding Option Rights or Appreciation Rights and the option prices or base prices per share applicable thereto, and the number of shares covered by outstanding grants of Deferred Shares and Performance Shares, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar transactions or events. In the event of any such transaction or event, the Board of Directors (or a committee or subcommittee thereof) may in its discretion provide in substitution for any or all outstanding awards under the Incentive Equity Plan such alternative consideration as it may in good faith determine to be equitable in the circumstances and may require the surrender of all awards so replaced. The Board of Directors (or a committee or subcommittee thereof) may also make or provide for such adjustments in the numbers of shares specified in Section 3(a) of the Incentive Equity Plan as the Board of Directors (or a committee or subcommittee thereof) may determine to be appropriate in order to reflect any transaction or event described in Section 10 of the Incentive Equity Plan.

     Administration and Amendments. The Incentive Equity Plan is administered by the Board of Directors, which may from time to time delegate all or any part of its authority thereunder to a committee of the Board of Directors consisting of two or more members of the Board of Directors, or to a subcommittee of a committee of the Board of Directors consisting exclusively of two or more "Non-Employee Directors" (as defined in Rule 16b-3 under the Exchange Act) appointed by the Board of Directors. The Board of Directors has delegated its authority under the Incentive Equity Plan to the Compensation Committee. In connection with its administration of the Incentive Equity Plan, the Board of Directors (or a committee or subcommittee thereof) is authorized to interpret the Incentive Equity Plan and related agreements and other documents. The Board of Directors (or a committee or subcommittee thereof) may make grants to participants under any or a combination of all of the various categories of awards that are authorized under the Incentive Equity Plan and may provide for special terms for awards to participants who either are foreign nationals or are employed by or provide consulting services to the Company or any of its subsidiaries outside of the United States of America, as the Board of Directors (or a committee or subcommittee thereof) may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Board of Directors (or a committee or subcommittee thereof) may with the concurrence of the affected participant cancel any agreement evidencing an award granted under the Incentive Equity Plan. In the event of any such cancellation, the Board of Directors (or a committee or subcommittee thereof) may authorize the granting of a new award under the Incentive Equity Plan (which may or may not cover the same number of shares that had been the subject of the prior award) in such manner, at such price and subject to such other terms, conditions and discretion as would have been applicable under the Incentive Equity Plan had the canceled award not been granted. The Board of Directors (or a committee or subcommittee thereof) may also grant any award or combination of awards authorized under the Incentive Equity Plan (including without limitation Replacement Option Rights) in exchange for the cancellation of an award that was not granted under the Incentive Equity Plan (including without limitation an award that was granted by the Company or one of its subsidiaries, or by another corporation that is acquired by the Company or a one of its subsidiaries by merger or otherwise, prior to the adoption of the Incentive Equity Plan), and any such award or combination of awards so granted under the Incentive Equity Plan may or may not cover the same number of shares of Class A Common Stock as had been covered by the canceled award and will be subject to such other terms, conditions and discretion as would have been permitted under the Incentive Equity Plan had the canceled award not been granted.

     The Board of Directors (or a committee or subcommittee thereof) may at any time and from time to time amend the Incentive Equity Plan in whole or in part, provided that any amendment that must be approved by the stockholders of the Company in order to comply with applicable law or the rules of the Nasdaq Stock Market shall not be effective unless and until such approval has been obtained.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Incentive Equity Plan based on federal income tax laws in effect on January 1, 1998. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

TAX CONSEQUENCES TO PARTICIPANTS

     Nonqualified Option Rights In general: (i) no income will be recognized by an optionee at the time a nonqualified Option Right is granted; (ii) at the time of exercise of a nonqualified Option Right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a nonqualified Option Right, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as a capital gain (or loss).

     Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option. If shares of Class A Common Stock are issued to an optionee pursuant to the exercise of an incentive stock option and no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the optionee as a capital gain and any loss sustained will be a capital loss.

     If shares of Class A Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as a capital gain (or loss).

     Appreciation Rights. No income will be recognized by a participant in connection with the grant of an Appreciation Right. When the Appreciation Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of any cash, and the fair market value of any nonrestricted shares of Class A Common Stock, received pursuant to the exercise.

     Restricted Shares. A recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares reduced by any amount paid by the recipient at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Code. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the shares (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any nonrestricted dividends received with respect to shares that are subject to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

     Deferred Shares. No income generally will be recognized upon the grant of Deferred Shares. The recipient of a grant of Deferred Shares generally will be subject to tax at ordinary income rates on the fair market value of nonrestricted shares of Class A Common Stock on the date that the shares are actually transferred to him or her, reduced by any amount paid by him or her, and the capital gain or loss holding period for the shares will also commence on that date.

     Performance Shares and Performance Units. No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment in respect of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Class A Common Stock received.

TAX CONSEQUENCES TO THE COMPANY OR A SUBSIDIARY

     To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income (i) meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Code Section 280G and (ii) is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

     The provisions of Section 162(m) of the Code generally disallow a tax deduction to a publicly-held company for compensation in excess of $1,000,000 paid to its chief executive officer or any of its other four most highly compensated executive officers in any fiscal year, unless the plan and awards pursuant to which any portion of the compensation is paid meet certain requirements. The Compensation Committee has determined that such requirements may not necessarily be in the best interests of the Company and so has decided not to amend the Incentive Equity Plan to satisfy those requirements at this time. In any event, the Company does not anticipate having taxable income against which a deduction can be taken in the near future.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the votes of the Class A Common Stock and the Class A Preferred Stock, voting together as a class, present in person or by proxy at the Annual Meeting is required for approval of the Incentive Equity Plan, as amended and restated as of March 24, 1998.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDED AND RESTATED INCENTIVE EQUITY PLAN, AS AMENDED AND RESTATED AS OF MARCH 24, 1998.

                      APPOINTMENT OF INDEPENDENT AUDITORS
                                (PROPOSAL NO. 3)

     A proposal will be presented at the Annual Meeting to ratify the appointment of the firm of Deloitte & Touche LLP as independent auditors to audit the consolidated financial statements of the Company and its subsidiaries for the year ending December 31, 1998. Although such ratification is not required by law, the Board of Directors believes that stockholders should be given this opportunity to express their views on the subject. While not binding on the Board of Directors, the failure of the stockholders to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors would be considered by the Board in determining whether to continue the engagement of Deloitte & Touche LLP. It is expected that representatives of Deloitte & Touche LLP will attend the Annual Meeting, have the opportunity to make a statement if they so desire, and will be available to answer appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                                 ANNUAL REPORT

     The Company's 1997 Annual Report to Stockholders, including financial statements for the year ended December 31, 1997, is being distributed to all stockholders of the Company together with this Proxy Statement, in satisfaction of the requirements of the Commission. Additional copies of such report are available upon request. To obtain additional copies of such Annual Report, please contact the Company's Investor Relations Department at (703)394-3588.

                       EXPENSE OF SOLICITATION OF PROXIES

     The cost of soliciting proxies will be paid by the Company. In addition to solicitation by mail, solicitations may also be made by telephone, telecopy or in person. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company will reimburse them for their expenses in so doing. Officers and other employees of the Company, as yet undesignated, may also request the return of proxies by telephone, telecopy or in person.

                                 OTHER BUSINESS

     It is not anticipated that any other matters will be brought before the Annual Meeting for action. If any such other matters shall properly come before the Annual Meeting, however, it is intended that the persons authorized under the proxies may, in the absence of instructions to the contrary, vote or act thereon in accordance with their best judgment.

                             STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, stockholders of the Company may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting by submitting their proposals to the Company in a timely manner. Any stockholder of the Company who wishes to present a proposal for the inclusion in the proxy statement for action at the 1999 Annual Meeting of Stockholders must comply with the Company's By-Laws and the rules and regulations of the Commission then in effect. To be considered for inclusion in next year's proxy statement, such a proposal must be mailed to the Company at its principal executive offices at 1505 Farm Credit Drive, McLean, Virginia 22102, Attention: Corporate Secretary, and must be received by the Company before December 13, 1998.

                                   IMPORTANT

     TO ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE ANNUAL MEETING, THE COMPANY URGES YOU TO PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

                                                                       EXHIBIT A

                          NEXTEL COMMUNICATIONS, INC.

                   AMENDED AND RESTATED INCENTIVE EQUITY PLAN
                 (AS AMENDED AND RESTATED AS OF MARCH 24, 1998)

                               TABLE OF CONTENTS

 1.  Purpose.....................................................    A-1
 2.  Definitions.................................................    A-1
 3.  Shares and Performance Units Available under the Plan.......    A-3
 4.  Option Rights...............................................    A-3
 5.  Appreciation Rights.........................................    A-4
 6.  Restricted Shares...........................................    A-5
 7.  Deferred Shares.............................................    A-6
 8.  Performance Shares and Performance Units....................    A-6
 9.  Transferability.............................................    A-7
10.  Adjustments.................................................    A-8
11.  Fractional Shares...........................................    A-8
12.  Withholding Taxes...........................................    A-8
13.  Participation by Employees of or Consultants to a
     Less-Than-Eighty-Percent Subsidiary.........................    A-8
14.  Certain Terminations of Employment, Hardship and Approved
     Leaves of Absence...........................................    A-8
15.  Foreign Participants........................................    A-9
16.  Administration of the Plan..................................    A-9
17.  Amendments and Other Matters................................    A-9

                          NEXTEL COMMUNICATIONS, INC.

                   AMENDED AND RESTATED INCENTIVE EQUITY PLAN
                 (AS AMENDED AND RESTATED AS OF MARCH 24, 1998)

     1. Purpose. The purpose of this Plan is to attract and retain directors and officers and other key employees of and consultants to Nextel
Communications, Inc. (the "Corporation") and its Subsidiaries and to provide such persons with incentives and rewards for superior performance.

     2.  Definitions.  (a) As used in this Plan,

     "APPRECIATION RIGHT" means a right granted pursuant to Section 5 of this Plan, including a Free-Standing Appreciation Right and a Tandem Appreciation Right.

     "BASE PRICE" means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right.

     "BOARD" means the Board of Directors of the Corporation and, to the extent of any delegation by the Board to a committee of the Board (or a subcommittee thereof) pursuant to Section 16(a), such committee (or subcommittee).

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     "COMMISSION" means the United States Securities and Exchange Commission.

     "COMMON SHARES" means (i) shares of the Class A Common Stock, par value $0.001 per share, of the Corporation and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in Section 10 of this Plan.

     "DATE OF GRANT" means the date specified by the Board on which a grant of Option Rights, Appreciation Rights or Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective, which shall not be earlier than the date on which the Board takes action with respect thereto.

     "DEFERRAL PERIOD" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

     "DEFERRED SHARES" means an award pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

     "FREE-STANDING APPRECIATION RIGHT" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right or similar right.

     "IMMEDIATE FAMILY" has the meaning ascribed thereto in Rule 16a-1(e), as promulgated and amended from time to time by the Commission under the Exchange Act, or any successor rule to the same effect.

     "INCENTIVE STOCK OPTION" means an Option Right that is intended to quality as an "incentive stock option" under Section 422 of the Code or any successor provision thereto.

     "LESS-THAN-EIGHTY-PERCENT SUBSIDIARY" means a Subsidiary with respect to which the Corporation directly or indirectly owns or controls less than 80 percent of the total combined voting or other decision-making power.

     "MANAGEMENT OBJECTIVES" means the achievement or performance objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board, Restricted Shares.

     "MARKET VALUE PER SHARE" means the fair market value of the Common Shares as determined by the Board from time to time.

     "NONAFFILIATE DIRECTOR" means a person who (i) is serving (or who has been elected or appointed and has agreed to serve) as a member of the Board, (ii) is not an officer or employee of the Corporation or any Subsidiary or a beneficial owner of 10 percent or more of the outstanding Common Shares and (iii) was not elected or appointed as a member of the Board pursuant to or in connection with any contractual or other commitment on the part of the Corporation to cause such person to be elected or appointed, or to nominate or otherwise advance such person for election or appointment, as a member of the Board.

     "NONQUALIFIED OPTION" means an Option Right that is not intended to qualify as a Tax-Qualified Option.

     "OPTIONEE" means the person so designated in an agreement evidencing an outstanding Option Right.

     "OPTION PRICE" means the purchase price payable upon the exercise of an Option Right.

     "OPTION RIGHT" means the right to purchase Common Shares from the Corporation upon the exercise of a Nonqualified Option or a Tax-Qualified Option granted pursuant to Section 4, or a Replacement Option Right granted pursuant to
Section 17(c), of this Plan.

     "PARTICIPANT" means a person who is selected by the Board to receive benefits under this Plan and (i) is at that time a Nonaffiliate Director or an officer (including but not limited to an officer who may also be a member of the Board) or other key employee of or a consultant to the Corporation or any Subsidiary or (ii) has agreed to commence serving as an officer or other key employee of or as a consultant to the Corporation or any Subsidiary.

     "PERFORMANCE PERIOD" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating thereto are to be achieved.

     "PERFORMANCE SHARE" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

     "PERFORMANCE UNIT" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

     "REPLACEMENT OPTION RIGHT" means an Option Right granted pursuant to
Section 17(c) of this Plan in exchange for the surrender and cancellation of an option to purchase shares of another corporation that is acquired by the Corporation or a Subsidiary by merger or otherwise.

     "RESTRICTED SHARES" means Common Shares granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 6 hereof has expired.

     "RULE 16B-3" means Rule 16b-3, as promulgated and amended from time to time by the Commission under the Exchange Act, or any successor rule to the same effect.

     "SPREAD" means, in the case of a Free-Standing Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Base Price specified therein or, in the case of a Tandem Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Option Price specified in the related Option Right.

     "STOCK OPTION PLAN" means the Fleet Call, Inc. Stock Option Plan (as amended and restated as of July 15, 1992).

     "SUBSIDIARY" means a corporation, partnership, joint venture, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest; provided, however, for the purpose of determining whether any person may be a Participant for the purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which the Corporation owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of the grant.

     "TANDEM APPRECIATION RIGHT" means an Appreciation Right granted pursuant to
Section 5 of this Plan that is granted in tandem with an Option Right or any similar right granted under any other plan of the Corporation.

     "TAX-QUALIFIED OPTION" means an Option Right that is intended to qualify under particular provisions of the Code, including but not limited to an Incentive Stock Option.

          (b) As used in this Plan, the term "employment" shall be deemed to refer to service as a member of the Board or as a consultant, as well as to a traditional employment relationship, as the case may be.

     3. Shares and Performance Units Available under the Plan. (a)(i) Subject to adjustment as provided in Section 10 of this Plan, the number of Common Shares covered by outstanding awards, except Replacement Option Rights, granted under this Plan and issued or transferred upon the exercise or payment thereof shall not in the aggregate exceed 45,000,000 Common Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof and which include 40,019,778 Common Shares that are available for issuance or transfer under this Plan only, the 921,859 Common Shares that remained available for issuance or transfer under the Stock Option Plan and were not covered by stock options outstanding thereunder as of July 22, 1993, and any of the 4,058,363 Common Shares that were covered by stock options outstanding under the Stock Option Plan as of July 22, 1993, and have or may become available for issuance or transfer under this Plan as a result of the cancellation or termination of any such options prior to the exercise thereof; provided, however, that the number of Common Shares issued or transferred as Restricted Shares shall not in the aggregate exceed 200,000 Common Shares, and that the number of Common Shares covered by outstanding Option Rights granted to consultants at an Option Price per Common Share that is less than the Market Value per Share on the Date of Grant and issued or transferred upon the exercise thereof shall not in the aggregate exceed 1,000,000 Common Shares, subject in each case to adjustment as provided in Section 10 of this Plan.

     (ii) Subject to adjustment as provided in Section 10 of this Plan, the number of Common Shares covered by Replacement Option Rights granted under this Plan during any calendar year shall not in the aggregate exceed five percent of the Common Shares outstanding on January 1 of that year.

     (iii) For the purposes of this Section 3(a):

          (1) Upon payment in cash of the benefit provided by any award granted under this Plan, any Common Shares that were covered by that award shall again be available for issuance or transfer hereunder.

          (2) Common Shares covered by any award granted under this Plan shall be deemed to have been issued or transferred, and shall cease to be available for future issuance or transfer in respect of any other award granted hereunder, at the earlier of the time when they are actually issued or transferred or the time when dividends or dividend equivalents are paid thereon; provided, however, that Restricted Shares shall be deemed to have been issued or transferred at the earlier of the time when they cease to be subject to a substantial risk of forfeiture or the time when dividends are paid thereon.

     (b) The number of Performance Units that may be granted under this Plan shall not in the aggregate exceed 500,000. Performance Units that are granted under this Plan, but are not earned by the Participant at the end of the Performance Period, shall be available for future grants of Performance Units hereunder.

     4. Option Rights. The Board may authorize grants to Participants of options to purchase Common Shares upon such terms and conditions as the Board may determine in accordance with the following provisions:

          (a) Each grant shall specify the number of Common Shares to which it pertains.

          (b) Each grant shall specify an Option Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant; provided, however, that the Option Price per Common Share of a Replacement Option Right, and that the Option Price per Common Share of an Option Right granted to a consultant, may be less than the Market Value per Share on the Date of Grant

          (c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Corporation, (ii) nonforfeitable, nonrestricted Common Shares that are already owned by the optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Board may deem appropriate, including but not limited to any form of consideration authorized under Section 4(d), on such basis as the Board may determine in accordance with this Plan and (iv) any combination of the foregoing.

          (d) On or after the Date of Grant of any Nonqualified Option, the Board may determine that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Board on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received by the Optionee upon the exercise of the Nonqualified Option shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

          (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker on the date of exercise of some or all of the Common Shares to which the exercise relates.

          (f) Successive grants may be made to the same Participant regardless of whether any Option Rights previously granted to the Participant remain unexercised.

          (g) Each grant shall specify the period or periods of continuous employment of the Optionee by the Corporation or any Subsidiary that are necessary before the Option Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Option Rights in the event of a change in control of the Corporation or other similar transaction or event.

          (h) Option Rights granted pursuant to this Section 4 may be Nonqualified Options or Tax-Qualified Options or combinations thereof.

          (i) On or after the Date of Grant of any Nonqualified Option, the Board may provide for the payment to the Optionee of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis, or the Board may provide that any dividend equivalents shall be credited against the Option Price.

          (j) No Option Right granted pursuant to this Section 4 may be exercised more than 10 years from the Date of Grant

          (k) Each grant shall be evidenced by an agreement that shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Board may determine consistent with this Plan.

     5. Appreciation Rights. The Board may authorize grants to Participants of Appreciation Rights. An Appreciation Right shall be a right of the Participant to receive from the Corporation an amount that shall be determined by the Board and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of the Appreciation Right. Any grant of Appreciation Rights under this Plan shall be upon such terms and conditions as the Board may determine in accordance with the following provisions:

          (a) Any grant may specify that the amount payable upon the exercise of an Appreciation Right may be paid by the Corporation in cash, Common Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Board the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Corporation to issue Common Shares or other equity securities in lieu of cash; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

          (b) Any grant may specify that the amount payable upon the exercise of an Appreciation Right shall not exceed a maximum specified by the Board on the Date of Grant.

          (c) Any grant may specify (i) a waiting period or periods before Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Appreciation Rights shall be exercisable.

          (d) Any grant may specify that an Appreciation Right may be exercised only in the event of a change in control of the Corporation or other similar transaction or event.

          (e) On or after the Date of Grant of any Appreciation Rights, the Board may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

          (f) Each grant shall be evidenced by an agreement that shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan.

          (g) Regarding Tandem Appreciation Rights only: Each grant shall specifically identify the related Option Right (or similar right granted under any other plan of the Corporation) and shall provide that the Tandem Appreciation Right may be exercised only (i) at a time when the related Option Right (or such similar right) is also exercisable and the Spread is positive and (ii) by surrender of the related Option Right (or such similar right) for cancellation.

          (h) Regarding Free-Standing Appreciation Rights only:

             (i) Each grant shall specify in respect of each Free-Standing Appreciation Right a Base Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant;

             (ii) Successive grants may be made to the same Participant regardless of whether any FreeStanding Appreciation Rights previously granted to the Participant remain unexercised;

             (iii) Each grant shall specify the period or periods of continuous employment of the Participant by the Corporation or any Subsidiary that are necessary before the Free-Standing Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Free-Standing Appreciation Rights in the event of a change in control of the Corporation or other similar transaction or event; and

             (iv) No Free-Standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

     6. Restricted Shares. The Board may authorize grants or sales to Participants of Restricted Shares upon such terms and conditions as the Board may determine in accordance with the following provisions:

          (a) Each grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

          (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

          (c) Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board on the Date of Grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Corporation or other similar transaction or event.

          (d) Each grant or sale shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board on the Date of Grant. Such restrictions may include without limitation rights of repurchase or first refusal in the Corporation or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

          (e) Any grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Board may determine.

          (f) Each grant or sale shall be evidenced by an agreement that shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan. Unless otherwise directed by the Board, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to the Restricted Shares, shall be held in custody by the Corporation until all restrictions thereon lapse.

     7. Deferred Shares. The Board may authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Board may determine in accordance with the following provisions:

          (a) Each grant or sale shall constitute the agreement by the Corporation to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Board may specify.

          (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

          (c) Each grant or sale shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be determined by the Board on the Date of Grant, and any grant or sale may provide for the earlier termination of the Deferral Period in the event of a change in control of the Corporation or other similar transaction or event.

          (d) During the Deferral Period, the Participant shall not have any rights of ownership in the Deferred Shares, shall not have any right to vote the Deferred Shares and, except as provided in Section 9(c), shall not have any right to transfer any rights under the subject award, but the Board may on or after the Date of Grant authorize the payment of dividend equivalents on the Deferred Shares in cash or additional Common Shares on a current, deferred or contingent basis.

          (e) Each grant or sale shall be evidenced by an agreement that shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan.

     8. Performance Shares and Performance Units. The Board may authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Board may determine in accordance with the following provisions:

          (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

          (b) The Performance Period with respect to each Performance Share or Performance Unit shall be determined by the Board on the Date of Grant and may be subject to earlier termination in the event of a change in control of the Corporation or other similar transaction or event.

          (c) Each grant shall specify the Management Objectives that are to be achieved by the Participant, which may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Corporation or Subsidiary in which the Participant is employed or with respect to which the Participant provides consulting services.

          (d) Each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives.

          (e) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Board the right to elect among those alternatives; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

          (f) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board on the Date of Grant. Any grant of Performance Units may specify that the amount payable, or the number of Common Shares issuable, with respect thereto may not exceed maximums specified by the Board on the Date of Grant

          (g) On or after the Date of Grant of Performance Shares, the Board may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Common Shares on a current, deferred or contingent basis.

          (h) The Board may adjust Management Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Board, events or transactions have occurred after the Date of Grant that are unrelated to the performance of the Participant and result in distortion of the Management Objectives or the related minimum acceptable level of achievement.

          (i) Each grant shall be evidenced by an agreement that shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan.

     9. Transferability. (a) Except as otherwise determined by the Board, no Option Right, Appreciation Right or other derivative security granted under this Plan shall be transferable by a Participant other than by will or the laws of descent and distribution and, except as otherwise determined by the Board, Option Rights and Appreciation Rights shall be exercisable during a Participant's lifetime only by the Participant or his or her guardian or legal representative.

     (b) The Board may specify at the Date of Grant that all or any part of the Common Shares that are to be issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units, or are to be no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in
Section 6 of this Plan, shall be subject to further restrictions on transfer.

     (c) Notwithstanding the provisions of Section 10(a), Option Rights (other than Incentive Stock Options), Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares and Performance Units shall be transferable by a Participant, without payment of consideration therefor by the transferee, to any one or more members of the Participant's Immediate Family (or to one or more trusts established solely for the benefit of one or more members of the Participant's Immediate Family or to one or more partnerships in which the only partners are members of the Participant's Immediate Family); provided, however, that (i) no such transfer shall be effective unless reasonable prior notice thereof is delivered to the Corporation and such transfer is thereafter effected in accordance with any terms and conditions that shall have been made applicable thereto by the Corporation or the Board and (ii) any such transferee shall be subject to the same terms and conditions hereunder as the Participant.

     10. Adjustments. The Board may make or provide for such adjustments in the number of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares and Performance Shares granted hereunder, the Option Prices per Common Share or Base Prices per Common Share applicable to any such Option Rights and Appreciation Rights, and the kind of shares (including shares of another issuer) covered thereby, as the Board may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Board may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. On or after the Date of Grant of any award under this Plan, the Board may provide in the agreement evidencing the award that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Board may provide that the holder will automatically be entitled to receive such an equivalent award. The Board may also make or provide for such adjustments in the numbers of Common Shares specified in Sections 3(a)(i) and 3(a)(ii) of this Plan as the Board may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 10.

     11. Fractional Shares. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement thereof in cash.

     12. Withholding Taxes. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Corporation for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of any taxes required to be withheld. At the discretion of the Board, any such arrangements may include relinquishment of a portion of any such payment or benefit. The Corporation and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

     13. Participation by Employees of or Consultants to a Less-Than-Eighty-Percent Subsidiary. As a condition to the effectiveness of any grant or award to be made hereunder to a Participant who is an employee of or a consultant to a Less-Than-Eighty-Percent Subsidiary, regardless of whether the Participant is also employed by or engaged as a consultant to the Corporation or another Subsidiary, the Board may require the Less-Than-Eighty-Percent Subsidiary to agree to transfer to the Participant (as, if and when provided for under this Plan and any applicable agreement entered into between the Participant and the Less-Than-Eighty-Percent Subsidiary pursuant to this Plan) the Common Shares that would otherwise be delivered by the Corporation upon receipt by the Less-Than-Eighty-Percent Subsidiary of any consideration then otherwise payable by the Participant to the Corporation. Any such award may be evidenced by an agreement between the Participant and the Less-Than-Eighty-Percent Subsidiary, in lieu of the Corporation, on terms consistent with this Plan and approved by the Board and the Less-Than-Eighty-Percent Subsidiary. All Common Shares so delivered by or to a Less-Than-Eighty-Percent Subsidiary will be treated as if they had been delivered by or to the Corporation for the purposes of Section 3 of this Plan, and all references to the Corporation in this Plan shall be deemed to refer to the Less-Than-Eighty-Percent Subsidiary except with respect to the definitions of the Board and the Board and in other cases where the context otherwise requires.

     14. Certain Terminations of Employment, Hardship and Approved Leaves of Absence. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Corporation, termination of employment to enter public service with the consent of the Corporation or leave of absence approved by the Corporation, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to Section 9(b) of this Plan, the Board may take any action that it deems to be equitable under the circumstances or in the best interests of the Corporation, including but not limited to waiving or modifying any limitation or requirement with respect to any award under this Plan.

     15. Foreign Participants. In order to facilitate the making of any award or combination of awards under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals, or who are employed by or engaged as consultants to the Corporation or any Subsidiary outside of the United States of America, as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. In addition, the Board may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate the inconsistency without further approval by the stockholders of the Corporation.

     16. Administration of the Plan. (a) This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board consisting of two or more members of the Board, or to a subcommittee of a committee of the Board consisting exclusively of two or more "Non-Employee Directors" (as defined in Rule 16b-3), appointed by the Board. A majority of the committee (or subcommittee) shall constitute a quorum, and the action of the members of the committee (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee (or subcommittee). To the extent of any such delegation, references in this Plan to the Board shall be deemed to be references to any such committee or subcommittee.

     (b) The interpretation and construction by the Board of any provision of this Plan or any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units, and any determination by the Board pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Board shall be liable for any such action taken or determination made in good faith.

     17. Amendments and Other Matters. (a) The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that any amendment that must be approved by the stockholders of the Corporation in order to comply with applicable law or the rules of the Nasdaq National Market shall not be effective unless and until such approval has been obtained.

     (b) With the concurrence of the affected Participant, the Board may cancel any agreement evidencing Option Rights or any other award granted under this Plan. In the event of any such cancellation, the Board may authorize the granting of new Option Rights or other awards hereunder, which may or may not cover the same number of Common Shares as had been covered by the canceled Option Rights or other award, at such Option Price, in such manner and subject to such other terms, conditions and discretion as would have been permitted under this Plan had the canceled Option Rights or other award not been granted.

     (c) The Board may grant under this Plan any award or combination of awards authorized under this Plan, including but not limited to Replacement Option Rights, in exchange for the surrender and cancellation of an award that was not granted under this Plan (including but not limited to an award that was granted by the Corporation or a Subsidiary, or by another corporation that is acquired by the Corporation or a Subsidiary by merger or otherwise, prior to the adoption of this Plan by the Board), and any such award or combination of awards so granted under this Plan may or may not cover the same number of Common Shares as had been covered by the canceled award and shall be subject to such other terms, conditions and discretion as would have been permitted under this Plan had the canceled award not been granted.

     (d) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Corporation or any Subsidiary and shall not interfere in any way with any right that the Corporation or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

     (e) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as a Tax-Qualified Option from so qualifying, any such provision shall be null and void with respect to any such Option Right; provided, however, that any such provision shall remain in effect with respect to other Option Rights, and there shall be no further effect on any provision of this Plan.

     (f) The Board may also permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under this Plan pursuant to such procedures, programs or rules as the Board may establish for the purposes of this Plan. The Board may also provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

     (g) The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

                          NEXTEL COMMUNICATIONS, INC.
                  ANNUAL MEETING OF STOCKHOLDERS, MAY 14, 1998
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS. The undersigned hereby appoints Thomas J. Sidman, Gary D. Begeman and Ried R. Zulager, and each of them, as Proxies, each with the power to appoint his substitutes, and hereby authorizes them to represent and to vote, as designated below and in accordance with their judgment upon any other matter properly presented, all the shares of Class A Common Stock, par value $0.001 per share (the "Class A Common Stock"), of Nextel Communications, Inc. (the "Company") held of record by the undersigned at the close of business on March 27, 1998, at the Annual Meeting of Stockholders to be held on May 14, 1998 or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED HEREIN AS DIRECTORS OF THE COMPANY, FOR THE AMENDMENT OF THE COMPANY'S INCENTIVE EQUITY PLAN AND FOR RATIFICATION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR 1998.

Should any nominee decline or be unable to accept such nomination to serve as a director, an event that the Company does not currently anticipate, the persons named in the enclosed proxy reserve the right, in their discretion, to vote for a lesser number or for substitute nominees designated by the Board of Directors.

PLEASE MARK, SIGN, DATE AND RETURN THIS FORM PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                     -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

[X]         PLEASE MARK YOUR
            VOTES AS INDICATED IN
            THIS EXAMPLE.


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees named herein and FOR proposals 2 and 3.

                   FOR   WITHHELD                                                                             FOR  AGAINST   ABSTAIN
1.  Election of    [ ]     [ ]      Nominees:  Keith Bane        2.  The proposal to approve the Company's    [ ]    [ ]       [ ]
    Directors to                               Masaaki Torimoto      Amended and Restated Incentive Equity
    serve until                                                      Plan, as described in the Proxy
    the 2001                                                         Statement.
    Annual Meeting of Stockholders.                              3.  The proposal to ratify the appointment of [ ]    [ ]       [ ]
                                                                     Deloitte & Touche LLP as the Company's
EXCEPT, for vote withheld from the following nominee(s):             independent auditors for fiscal year 1998.

                                                                                                        Please indicate by a    [ ]
----------------------------------------------------                                                    check mark whether you
                                                                                                        plan to attend the
                                                                                                        Annual Meeting of
                                                                                                        Stockholders.


                                                                     PLEASE SIGN YOUR NAME BELOW. WHEN SHARES ARE HELD BY JOINT
                                                                     TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY,
                                                                     EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE THE
                                                                     FULL TITLE OR CAPACITY. IF A CORPORATION, PLEASE SIGN IN
                                                                     CORPORATE NAME BY AN AUTHORIZED OFFICER AND GIVE TITLE. IF A
                                                                     PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED
                                                                     PERSON.


                                                                     -------------------------------------------------------------
                                                                                     PRINT NAME OF STOCKHOLDER

                                                                     -------------------------------------------------------------
                                                                          SIGNATURE(S)                    DATE